Exhibit 10.36

EXECUTION VERSION

AMENDMENT NO. 2 TO

CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is made as of February 28, 2014, by and among TELECOMMUNICATION SYSTEMS, INC., a Maryland corporation (“TCS”), SOLVERN INNOVATIONS, INC., a Maryland corporation (“Solvern”), NETWORKS IN MOTION, INC., a Delaware corporation (“NIM”), MICRODATA GIS, INC., a Vermont corporation (“microDATA GIS”), MICRODATA, LLC, a Maryland limited liability company (“microDATA LLC”), NEXTGEN COMMUNICATIONS, INC., a Maryland corporation (“NextGen,” and together with TCS, Solvern, NIM, microDATA GIS, and microDATA LLC, jointly and severally, individually and collectively, referred to as the “Borrower”), the several banks and other financial institutions or entities parties hereto as lenders hereunder (each a “Lender” and collectively, the “Lenders”), SILICON VALLEY BANK, as the Issuing Lender and the Swingline Lender, and SILICON VALLEY BANK (“SVB”), as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement (as defined below).

BACKGROUND

WHEREAS,

the parties hereto are parties to that certain Credit Agreement dated June 25, 2013 as amended by Amendment No. 1 to Credit Agreement dated as of July 29, 2013 (as it may be further amended, restated, supplemented, and modified from time to time, the “Credit Agreement”);

WHEREAS,	the Lenders have extended credit to the Borrower for the purposes permitted in the Credit Agreement;

WHEREAS,	the Loan Parties have requested that the Lenders modify certain of the provisions of the Credit Agreement as more fully set forth in this Amendment; and

WHEREAS,

subject to the representations and warranties of the Loan Parties in this Amendment and the Loan Documents and the terms and conditions set forth in this Amendment, the Lenders are willing to so amend the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement.

1.1	Third Recital to Credit Agreement. The third recital to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“WHEREAS, the Lenders have agreed to extend certain credit facilities to the Borrower, upon the terms and conditions specified in this Agreement, in an aggregate amount not to exceed $130,000,000, consisting of (i) a term A loan facility in the aggregate principal amount of $56,500,000 and (ii) a delayed draw term loan facility in the aggregate principal amount of $43,500,000, available to be drawn as set forth in Sections 2.1(b), 4.16 and 5.3 hereof, and (iii) a revolving loan facility in an aggregate principal amount of up to $30,000,000, (iv) a letter of credit sub-facility in the aggregate availability amount of $10,000,000 (as a sublimit of the revolving loan facility); and (v) a swingline sub-facility in the aggregate availability amount of $5,000,000 (as a sublimit of the revolving loan facility);”

1.2

Section 1.1. The definition of “Cash Equivalents” in Section 1.1 of the Credit Agreement is hereby amended by (i) the deletion of “or” immediately before clause (h) therein, and (ii) the deletion of the “.” at the end thereof and the insertion of the following new language in lieu thereof:

“; or (i) other than for the purposes of Section 7.23, any of the foregoing set forth in clauses (a) through (h) above, without giving effect to any maturities or ratings specified above, and floating rate securities, asset backed securities, corporate bonds, including Eurodollar issues of U.S. corporations and U.S. dollar denominated issues of foreign corporations, obligations of states and municipalities, and collateralized mortgage obligations issued by the United States government or any agency thereof and backed by the full faith and credit of the United States government, in each case with respect to any investments under this clause (i), only to the extent such investments are made in accordance with TCS’ investment policy in effect on the Closing Date attached hereto as Exhibit M.”

1.3	Section 1.1. The definition of “Consolidated Senior Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Consolidated Senior Leverage Ratio”: as at the last day of any period, the ratio of (a) Consolidated Senior Indebtedness on such day, to (b) Consolidated EBITDA for such period (which Consolidated Senior Leverage Ratio shall, for all purposes herein (including, without limitation, this financial covenant, Permitted Acquisitions, Excess Cash Flow and calculation of the Applicable Margin), be calculated at all times prior to the termination of the Delayed Draw Term Loan Commitments to give pro forma effect as if the Delayed Draw Term Loans had been fully drawn (less (i) the amount of any principal amortization of the Delayed Draw Term Loans made after the funding thereof, and (ii) the amount of cash repayments, purchases or redemptions of the 2014 Convertible Unsecured Notes made by the Loan Parties after the Closing Date pursuant to Section 7.6(i) that were not contemporaneously (or within five (5) Business Days) refinanced with the proceeds of the 2014 Note Refinancing Delayed Draw Term Loans). For the avoidance of doubt, all Capital Lease Obligations shall be included in Consolidated Senior Indebtedness for purposes of calculating the Consolidated Senior Leverage Ratio.”

1.4

Section 1.1. The definition of “Excess Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended by the deletion of the “.” at the end thereof and the insertion of the following language in lieu thereof:

“, plus (f) the aggregate amount of mandatory prepayments of the Term Loans pursuant to Section 2.12(c) during such fiscal year from the proceeds of Permitted Patent Sales.”

1.5	Section 1.1. The definition of “Liquidity” in Section 1.1 of the Credit Agreement is hereby amended by deleting the word “SVB” therein and inserting “any Lender” in lieu thereof.
1.6	Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by the addition of the following definitions in alphabetical sequence therein reading as follows:

““2014 Note Refinancing Delayed Draw Term Loans”: as defined in Section 2.1(b).

“Foreign Patents”: the patents set forth on Schedule 1.1B hereto.

“Mapped to Products Patents”: the patents set forth on Schedule 1.1C hereto.

“Not Mapped to Products Patents”: the patents set forth on Schedule 1.1D hereto.

“Reimbursement Delayed Draw Term Loans”: as defined in Section 2.1(b).

“Second Amendment Effective Date”: February 28, 2014.”

1.7	Section 2.1(b). Section 2.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) Delayed Draw Term Commitments. Subject to the terms and conditions hereof, each Delayed Draw Term Lender severally agrees to make (i) Delayed Draw Term Loans to the Borrowers during the period commencing on the Closing Date and ending on the earlier of (A) November 8, 2014 and (B) the date on which the 2014 Convertible Unsecured Notes are paid in full, the proceeds of which Delayed Draw Term Loans shall be used by the Borrowers solely to refinance the 2014 Convertible Unsecured Notes contemporaneously with (or within five (5) Business Days thereafter) the repayment, purchase or redemption thereof by the Loan Parties and to pay related fees and expenses (such Delayed Draw Term Loans are referred to herein as “2014 Note Refinancing Delayed Draw Term Loans”) and (ii) Delayed Draw Term Loans to the Borrowers during the period commencing on March 31, 2015 and ending on April 30, 2015, the proceeds of which Delayed Draw Term Loans shall be used by the Borrowers solely to reimburse, on a dollar for dollar basis, the Loan Parties for prior cash repayments, purchases or redemptions of the 2014 Convertible Unsecured Notes made by the Loan Parties after Closing Date pursuant to Section 7.6(i) that were not contemporaneously (or within five (5) Business Days) refinanced with the proceeds of the 2014 Note Refinancing Delayed Draw Term Loans and not otherwise previously refinanced with the proceeds of the Delayed Draw Term Loans, and to pay related fees and expenses (such Delayed Draw Term Loans are referred to herein as “Reimbursement Delayed Draw Term Loans”). The aggregate principal amount of all Delayed Draw Term Loans made by each Delayed Draw Term Lender shall not exceed the Delayed Draw Term Commitment of such Lender. The aggregate principal amount of all Reimbursement Delayed Draw Term Loans made by all Delayed Draw Term Lenders shall not exceed $18,938,000. With respect to the Reimbursement Delayed Draw Term Loans, for purposes of Section 5.3(c) the Lenders shall have received evidence satisfactory to the Lenders of the Borrower’s compliance with the Consolidated Senior Leverage Ratio, calculated on a pro forma basis after giving effect to the funding of the Delayed Draw Term Loans, for the fiscal quarter ending March 31, 2015 less 0.25x. The Delayed Draw Term Loans may be drawn in up to five (5) separate draws of not less than $5,000,000 each; provided that the Reimbursement Delayed Draw Term Loans only may be drawn in one single draw. Delayed Draw Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrowers and notified to the Administrative Agent in accordance with Sections 2.2 and 2.13.”

1.8	Section 2.12(c). Section 2.12(c) of the Credit Agreement is hereby amended by the addition of the following language at the end thereof:

“If any Group Member shall receive Net Cash Proceeds from any Permitted Patent Sale, (i) at any time at which the Consolidated Senior Leverage Ratio for the most recently ended fiscal quarter is equal to or greater than 3.00x, 50% such Net Cash Proceeds shall be applied within five (5) Business Days after receipt thereof toward the prepayment of the Term Loans and other amounts as set forth in Section 2.12(e), or (ii) at any time at which the Consolidated Senior Leverage Ratio for the most recently ended fiscal quarter is equal to or greater than 2.00x but less than 3.00x, 25% such Net Cash Proceeds shall be applied within five (5) Business Days after receipt thereof toward the prepayment of the Term Loans and other amounts as set forth in Section 2.12(e). For avoidance of doubt, at any time at which the Consolidated Senior Leverage Ratio for the most recently ended fiscal quarter is less than 2.00x, no mandatory prepayment with respect to Permitted Patent Sales shall be required.”

1.9	Section 4.16. The second sentence of Section 4.16 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The proceeds of the 2014 Note Refinancing Delayed Draw Term Loans shall be used solely to refinance the 2014 Convertible Unsecured Notes contemporaneously with (or within five (5) Business Days thereafter) the repayment, purchase or redemption thereof by the Loan Parties and to pay related fees and expenses. The proceeds of the Reimbursement Delayed Draw Term Loans shall be used solely to reimburse, on a dollar for dollar basis, the Loan Parties for prior cash repayments, purchases or redemptions of the 2014 Convertible Unsecured Notes made by the Loan Parties after Closing Date pursuant to Section 7.6(i) that were not contemporaneously (or within five (5) Business Days) refinanced with the proceeds of 2014 Note Refinancing Delayed Draw Term Loans and not otherwise previously refinanced with the proceeds of Reimbursement Delayed Draw Term Loans, and to pay related fees and expenses.”

1.10	Sections 5.3 (a), (b) and (c). Sections 5.3(a), (b) and (c) of the Credit Agreement are hereby amended and restated in their entireties to read as follows:

“(a) No 2014 Note Refinancing Delayed Draw Term Loans shall be funded after that date that is earlier of (i) November 8, 2014 and (ii) the date on which the 2014 Convertible Unsecured Notes are paid in full, and no Reimbursement Delayed Draw Term Loans shall be funded after April 30, 2015;

(b) The proceeds of the 2014 Note Refinancing Delayed Draw Term Loans shall be used solely to refinance the 2014 Convertible Unsecured Notes contemporaneously with (or within five (5) Business Days thereafter) the repayment, purchase or redemption thereof by the Loan Parties and to pay related fees and expenses. The proceeds of the Reimbursement Delayed Draw Term Loans shall be used solely to reimburse, on a dollar for dollar basis, the Loan Parties for prior cash repayments, purchases or redemptions of the 2014 Convertible Unsecured Notes made by the Loan Parties after Closing Date pursuant to Section 7.6(i) that were not contemporaneously (or within five (5) Business Days) refinanced with the proceeds of 2014 Note Refinancing Delayed Draw Term Loans and not otherwise previously refinanced with the proceeds of Reimbursement Delayed Draw Term Loans, and to pay related fees and expenses.

(c) Receipt by the Lenders of evidence satisfactory to the Lenders that the Borrower is in compliance with the Consolidated Senior Leverage Ratio, calculated on a pro forma basis after giving effect to the funding of the Delayed Draw Term Loans, for the four consecutive trailing fiscal quarters of the Borrower ending on the last day of the most recently ended fiscal quarter less 0.25x.”

1.11	Section 7.1. Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as at the last day of any fiscal quarter for the period of four consecutive fiscal quarters of the Borrower then ending to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Consolidated Fixed Charge Coverage Ratio
September 30, 2013, December 31, 2013, March 31, 2014, June 30, 2014 and September 30, 2014	1.15:1.00
December 31, 2014 and each fiscal quarter ending thereafter	1.25:1.00

(b) Consolidated Senior Leverage Ratio. Permit the Consolidated Senior Leverage Ratio of Borrower and its Subsidiaries, as at the last day of any period of four consecutive trailing fiscal quarters of the Borrower ending with any month set forth below to exceed the ratio set forth below opposite such period:

Four Fiscal Quarter Period Ending	Maximum Consolidated Senior Leverage Ratio
9/30/2013	3.50x
12/31/2013	3.50x
3/31/2014	3.50x
6/30/2014	3.50x
9/30/2014	3.50x
12/31/2014	3.25x
3/31/2015	3.25x
6/30/2015	3.00x
9/30/2015	2.75x
12/31/2015	2.50x
3/31/2016 and each fiscal quarter ending thereafter	2.00x

(c) Liquidity. Permit at any time during the period commencing on the Second Amendment Effective Date through and including December 31, 2015 (provided that in the event that an Event of Default has occurred and is continuing on December 31, 2015, such period shall be extended to that date following December 31, 2015 on which no Event of Default has occurred and is continuing) the aggregate amount of unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries on deposit or held in accounts maintained with any Lender or any Affiliates thereof to be less than the sum of (i) $35,000,000 plus (ii) as of any date of determination, the sum of the Revolving Extensions of Credit of all Lenders then outstanding.”

1.12	Section 7.5(h). Section 7.5(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h) sales of Mapped to Products Patents, Not Mapped to Products Patents and Foreign Patents for consideration not to exceed in the aggregate $5,000,000 per fiscal quarter or $25,000,000 for all such sales while the Loan Documents remain in effect (each a “Permitted Patent Sale”); provided that (i) the consideration for Permitted Patent Sales of Mapped to Products Patents shall not exceed $10,000,000 (as a sub-limit of the aggregate consideration cap of $25,000,000 set forth above) for all such sales while the Loan Documents remain in effect and (ii) no Permitted Patent Sale may be made in the event that an Event of Default has occurred and is continuing or would result after giving effect to each such Permitted Patent Sale. The Borrower shall give the Administrative Agent prior written notice of each Permitted Patent Sale which notice shall identify the specific Mapped to Products Patents, Not Mapped to Products Patents and/or Foreign Patents being Disposed of and the proceeds to be received from such Permitted Patent Sale. Proceeds of Permitted Patent Sales shall be applied to the redemption of the Term Loans in accordance with Section 2.12(c). Attached hereto as Schedule 7.5(h) is a list of the Patents of the Borrower and its Subsidiaries that are revenue generating or otherwise material to the business of the Borrower and its Subsidiaries as of the Second Amendment Effective Date (each of the Patents on such schedule as updated from time to time pursuant to Section 6.8(h) is referred to herein as a “Core Patent”). For the avoidance of doubt, the parties agree that in no event shall any Core Patent be Disposed of in any Permitted Patent Sale or otherwise;”

1.13	Section 7.5(m). Section 7.5(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(m) Dispositions of other property (other than any Intellectual Property) having a fair market value not to exceed $1,000,000 in the aggregate for any fiscal year of the Borrower, provided that at the time of any such Disposition, no Event of Default shall have occurred and be continuing or would result from such Disposition; and provided further that the Net Cash Proceeds thereof are used to prepay the Term Loans if required in accordance with Sections 2.12(c) and (e);”

1.14	Section 7.6(i). Section 7.6(i) of the Credit Agreement is hereby amended by deleting the word “SVB” therein and inserting “any Lender” in lieu thereof.
1.15

Section 10.1(a). The proviso at the end of the second sentence of Section 10.1(a) of the Credit Agreement is hereby amended by the deletion of the “or” before clause (I) thereof and the insertion of the following language after Clause (I) thereof:

“; or (J) amend or modify the conditions to the availability of the Delayed Draw Term Loans in Sections 2.1(b), 4.16 or 5.3 without the written consent of all Term Lenders.”

1.16

Schedules/Exhibits. Schedules 1.1B, 1.1C, and 1.1D to the Credit Agreement are attached hereto as Exhibit A. Schedule 7.5(h) to the Credit Agreement is deleted in its entirety and replaced with the form of Schedule 7.5(h) attached hereto as Exhibit B. Exhibit B to the Credit Agreement (Form of Compliance Certificate) is deleted in its entirety and replaced with the form of Compliance Certificate attached hereto as Exhibit C. Exhibit M (TCS Investment Policy) to the Credit Agreement is attached hereto as Exhibit D.

2. Representations, Warranties and Acknowledgements.

2.1	The Loan Parties hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:
(a)

immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)	Each Loan Party has the corporate power and authority to execute and deliver this Amendment and to perform their obligations under the Loan Documents, as amended by this Amendment;
(c)

the execution and delivery by the Loan Parties of this Amendment and the performance by the Loan Parties of their obligations under the Loan Documents, as amended by this Amendment, have been duly authorized by all necessary corporate or limited liability company action on the part of the Loan Parties;

(d)

this Amendment has been duly executed and delivered by the Loan Parties and is the binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principals (whether enforcement is sought by proceedings in equity or at law); and

(e)	as of the date hereof, no Loan Party has any defenses against the obligations to pay any amounts under the Obligations.
2.2

The Loan Parties acknowledge that the Administrative Agent and the Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with the Loan Parties in connection with this Amendment and in connection with the Loan Documents.

2.3

The Loan Parties understand and acknowledge that the Administrative Agent and the Lenders, are entering into this Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and the Loan Parties agree that such reliance is reasonable and appropriate.

3. Limitation. The amendments set forth in Section 1 of this Amendment of this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver, amendment or modification of any other term or condition of the Credit Agreement, of any instrument or agreement referred to therein, or of any other Loan Document, (b) to be an agreement to forbear with respect to any breach or Event of Default, (c) to prejudice any right or remedy which one or more of the Administrative Agent and the Lenders may now have or may have in the future under or in connection with the Loan Documents or any instrument or agreement referred to therein, or (d) to be a consent to any future amendment, modification, or waiver of any Loan Document, or any of the provisions thereof. Except as expressly amended or waived hereby, nothing in this Amendment shall, or shall be construed to, modify, impair, or affect any of the covenants, agreements, terms, or conditions of the Credit Agreement or any other Loan Document all of which shall remain in full force and effect in accordance with their respective terms.

4. Conditions. This Amendment shall become effective upon the fulfillment by the Loan Parties, in a manner reasonably satisfactory to Administrative Agent and the Lenders, of all of the following conditions precedent:

4.1	No Default. No Default or Event of Default shall have occurred and be continuing and all representations and warranties in Section 2 shall be true and correct in all material respects.
4.2	Execution of this Amendment. Each of the parties hereto shall have duly executed a counterpart of this Amendment and each shall have delivered the same to Administrative Agent.

4.3

Expenses. The Administrative Agent shall have received payment of all of its costs and expenses incurred through the effective date of this Amendment pursuant to and in accordance with the Credit Agreement, including the reasonable costs and expenses of counsel to the Administrative Agent incurred in connection with this Amendment

4.4

Fees. The Borrower shall have paid to the Administrative Agent, for the account of each Lender, an amendment fee equal to 0.10% of the aggregate principal amount of the commitments in respect of the Facilities of the Lenders under the Credit Agreement on the Second Amendment Effective Date, as follows:

(i)	$39,744.23 to SVB;
(ii)	$34,766.20 to Manufacturers & Traders Trust Company;
(iii)	$14,904.09 to General Electric Capital Corporation;
(iv)	$19,872.11 to GE Capital Bank; and
(v)	$19,872.11 to PNC Bank, National Association.

The Amendment Fee will be due and payable in full on the Second Amendment Effective Date.

5. Counterparts. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6. Integration. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto.

7. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER:

TELECOMMUNICATION SYSTEMS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Senior Vice President and Chief Financial Officer

SOLVERN INNOVATIONS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

NETWORKS IN MOTION, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

MICRODATA GIS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

MICRODATA, LLC

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

[Signature page 1 to Amendment No. 2 to Credit Agreement]

NEXTGEN COMMUNICATIONS, INC.

By:	/s/ Thomas M. Brandt, Jr.
Name:	Thomas M. Brandt, Jr.
Title:	Treasurer

[Signature page 2 to Amendment No. 2 to Credit Agreement]

ADMINISTRATIVE AGENT:

SILICON VALLEY BANK,
as the Administrative Agent

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Vice President

[Signature page 3 to Amendment No. 2 to Credit Agreement]

LENDERS:

SILICON VALLEY BANK, as Issuing Lender, Swingline Lender and as a Lender

By:	/s/ Michael Shuhy
Name:	Michael Shuhy
Title:	Vice President

GE CAPITAL BANK, as a Lender

By:	/s/ Heather Leigh Glade
Name:	Heather Leigh Glade
Title:	Duly Authorized Signatory

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Lender

By:	/s/ Susan Bassett
Name:	Susan Bassett
Title:	Duly Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION as a Lender

By:	/s/ Timothy M. Naylon
Name:	Timothy M. Naylon
Title:	Senior Vice President

[Signature page 4 to Amendment No. 2 to Credit Agreement]

MANUFACTURERS & TRADERS TRUST COMPANY, as a Lender

By:	/s/ Mary Frances Isakov
Name:	Mary Frances Isakov
Title:	Vice President

[Signature page 5 to Amendment No. 2 to Credit Agreement]

EXHIBIT A

Schedules 1.1B, 1.1C, and 1.1D

A-1

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

1	20-482	(Bunny Hop)		Australian
	Issued	Nat. Stage of		Grant No.
		PCT/US99/24738		755380

2	20-481	(Bunny Hop)	4/21/04	Korean Pat.
	Korean Pat. No.	Nat. Stage of		429942
	429942	PCT/US99/24738
4/21/2004

3	Danish Pat. No.	Fremgangsrnade til		Danish Patent
	PR 171571	transmission at data fra en		No. 171571
sender til en eller flere
modtagere
(IFX/Datatransmission)

4	European Pat. No.	A Method of Transmitting		European
	0731964	Data from a Transmitter to		Patent No.
	Registered EP-	One or More Receivers		0731964
validation in Great
Britain

5	European Pat. No.	A Method of Transmitting		European
	0731964	Data from a Transmitter to		Patent No.
		One or More Receivers		0731964

6	European Pat. No.	A Method of Transmitting		Eur. Pat. No.
	0731964	Data from a Transmitter to		0731964
	Registered EP-	One or More Receivers
validation in France

7	20-483	(Bunny Hop)		New Zealand
	New Zealand Patent	Nat. Stage of		Pat. No.
	511446	PCT/US99/24738		511446

8	20-478	(Bunny Hop)		Mexican Pat.
	Mex. Pat. No. 227034	Nat. Stage of		No. 227034
PCT/US99/24738

9	20-477	(Bunny Hop)	3/14/06	Canadian Pat.
	Canadian Pat. No.	Nat. Stage or		No. 2,348,008
	2,348,008	PCT/US99/24738
March 14, 2006

10	20-480	(Bunny Hop)	9/17/06	Israeli Pat. No.
	Registration No:	Nat. Stage of		142,826
	142826	PCT/US99/24738
Registration Date:
Sept. 12, 2006

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

11	20-580	A Method of Transmitting	2/28/07	Denmark
	99202686.4	Data		Pat. No.
	Pat No. EP 0957462	From A Transmitter To One		EP 0957462
	Feb. 28, 2007	or
	validated in	More Receivers
	DENMARK	(IFX/Data Transmission)
(DIV. Appl. Based on EP
0731964)

12	20-580	A Method of Transmitting	2/28/07	French
	99202686.4	Data From A Transmitter To One		Pat. No.
	Pat No. EP 0957462	or More Receivers		0957462
	Feb. 28, 2007	(IFX/Data Transmission)
	validated in FRANCE	(DIV. Appl. Based on EP
0731964)

13	20-580	A Method of Transmitting	2/28/07	German
	99202686.4	Data From A Transmitter To One		Pat. No.
	Pat No. EP 0957462	or More Receivers		0957462
	Feb. 28, 2007	(IFX/Data Transmission)
	validated in	(DIV. Appl. Based on EP
	GERMANY	0731964)

14	20-580	A Method of Transmitting	2/28/07	Great Britain
	99202686.4	Data From A Transmitter To One		Pat. No.
	Pat No. EP 0957462	or More Receivers		0957462
	Feb. 28, 2007	(IFX/Data Transmission)
	validated in UK	(DIV. Appl. Based on EP
0731964)

15	20-579	A Method of Transmitting Data	10/13/2008	Danish Pat.
	Danish Pat. Appl. No.	From A Transmitter To One		No. PR176594
	PA199500850	or More Receivers
	July 20, 1995	(IFX/Data Transmission)
	Danish Pat. No.	(DIV. Appl. Based on Danish
	PR176594	patent PR 171571
Issued: Oct. 13, 2008

16	20-880	User Plane Location Based	2/17/09	Mexican
	PCT/US04/40115	Service Using Message		Pat. No.
	Dec. 2, 2004	Tunneling To Support		026430
	(PCT of 20-526)	Roaming
Mexican Pat. No.
264630
Feb. 17, 2009

17	20-883	User Plane Location Based	4/23/09	Australian
	PCT/US04/40115	Service Using Message		Pat. No.
	Dec. 2, 2004	Tunneling To Support		2004297943
	Austr. Appl. No.	Roaming
2004297943
(PCT of 20-526)
Australia Pat. No.
2004297943
April 23, 2009

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

18	20-577	Wireless Network Location-	8/13/09	Australian
	(Corresponding US	Based Reference		Pat. No.
	case is 20-520)	Information		2004301637
10/623,156
7/21/2003
Australian Pat. No.
2004301637
Aug. 13, 2009

19	30566.201-JP-WO	Mobile Device Locator		Japanese
	Jap. Pat. No.	System		Pat. No.
	4167179			4167179

20	Australian Appl. No.	Position Determination		Australian Pat.
	2002/2320609	System		No. 2002320609
July 16, 2002
Australia Pat. No.
2002320609
Dec. 18, 2008

21	Australian Appl. No.	Method and Apparatus for		Australian Pat.
	20033217926	Sending, Retrieving, and		No. 2003217926
	March 3, 2003	Planning Location Relevant
	Australia Pat. No.	Information
2003217926
Dec. 30, 2008

22	India Appl. No.	Method and System for		India Pat. No.
	475/KOLNP/2006	Collecting, Synchronizing,		226773
	Aug. 9, 2004	and Reporting
	India Pat. No. 226773	Telecommunication Call
	Dec. 24, 2008	Events and Work Flow
Related Information

23	Israeli Appl. No.	Method and Apparatus for		Israeli Pat. No.
	1315/KOLNP/2004	Sending, Retrieving, and		163,861
	March 3, 2003	Planning Location Relevant
	Israeli Pat. No.	Information
163861
Sept. 16, 2009

24	20-886	User Plane Location Based		Japanese
	pct/us04/40115	Service Using Message		Pat. No.
	Dec. 2, 2004	Tunneling To Support		4537408
	2006-542691	Roaming
(PCT of 20-526)

25	20-663	Temporary ENUM Gateway		Australian
	(US = 20-820)			Pat. No.
	60/670,279			2006235297
April 12, 2005
11/400,279
April 10, 2006
(US = 20-820)
PCT/US06/13233
(PCT = 20-872)
Nat’l Stage

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

26	20-383	Method and System For		Indian Pat. No.
	81/KOLNP/2004	Providing Position		238729
	Jan. 22, 2004	Information Caller/Receiver		Granted:
	Granted	Using Telecommunication		Feb. 18, 2010
	April 22, 2010	Network
Indian Pat. No.
238729
Granted Feb. 18, 2010

27	20-344	Method and Apparatus for		German Pat. No.
	(DE of 20-362)	Sending, Retrieving, and		60334974.9-08
	EP 03-713901.1	Planning Location Relevant
	March 3, 2003	Information
German Pat. No.
60334974.9-08

28	20-667	Temporary ENUM Gateway		Russian
	Russ Pat No			Pat. No.
	2412552			2412552
Feb. 20, 2011
(US = 20-820)
60/670,279
April 12, 2005
11/400,279
April 10, 2006
(US = 20-820)
PCT/US06/13233
(PCT = 20-872)
Nat’l Stage
Russian Appl. No:
2007141703
filed May 20, 2009

29	20-367	Position Determination		Canadian Pat.
	2454051	System		No. 2,454,051
Jan. 16, 2004
Canadian Pat No
2454051
Jan. 25, 2011

30	20-381	Method and System for		Australian
	2006220547	Identifying arid Defining		Pat. No.
	March 7, 2006	Geofences		2006220547
Aust Pat No
2006220547
March 17, 2011

31	20-382	Method and System for a		Australian
	2006321767	User Input Solution for a		Pat. No.
	Aust Pat No	Limited Telecommunication		2006321767
	206321767	Device
March 10, 2011

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

32	20-309	Mobile Device Locator		Japanese
	Jap Pat No 4665255	System		Pat. No.
	Jan. 21, 2011			4865255
30566.201-JP-D1
Jap. Pat. Appl. No.
2007-169806
(divisional)
Dec. 26, 2002

33	20-342	Method and Apparatus for		Great Britain
	(GB of 20-362)	Sending, Retrieving, and		Pat. No.
	Validated	Planning Location Relevant		1481221
	EP 03-713901.1	Information
March 3, 2003

34	20-343	Method and Apparatus for		French
	(FR of 20-362)	Sending, Retrieving, and		Pat. No.
	Validated	Planning Location Relevant		1481221
	EP 03-713901.1	Information
March 3, 2003

35	20-345	Method and Apparatus for		Spanish
	(ES of 20-362)	Sending, Retrieving, and		Pat. No.
	Validated	Planning Location Relevant		1481221
	EP 03-713901.1	Information
March 3, 2003

36	20-346	Method and Apparatus for		Swedish
	(SE of 20-362)	Sending, Retrieving, and		Pat. No.
	Validated	Planning Location Relevant		1481221
	EP 03-713901.1	Information
March 3, 2003

37	20-581	A Method of Transmitting		Italian
	941946.6	Data Items to a Number of		Pat. No.
	May 27, 2011	Mobile Stations, A Mobile		1192823
	EP Pat. No. 1192823	Station, and a Storage
Module

38	20-692	Voice Over Internet Protocol		Mexican
	Nat’l stage of	(VoIP) Location Based		Pat. No.
	20-607 PCT	Conferencing		283285
Mex. Appl. No.:
MX/a/2008/004489
April 4, 2008
Mex. Pat. No. 283285
Granted: Jan. 24, 2011

39	20-380	Method and System for		Australian
	Australian Appl. No.	Enabling an Off Board		Pat. No.
	2005292243	Navigation Solution		2005292243
Oct. 3, 2005
Issued: June 23, 2011

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

40	20-659	Temporary ENUM Gateway		Mexican
	(US = 20-820)			Pat. NO.
	60/670,279			283282
April 12, 2005
11/400,279
April 10, 2006
(US = 20-820)
PCT/US06/13233
(PCT = 20-872)
Nat’l Stage
Mexican Pat. No.
283282

41	20-992	Secure Location Session
	60/858,337	Manager
Nov. 13, 2006
11/709,058
Feb. 22, 2007
(Corresponding US
case is 20-614)
(PCT of 20-672)

42	20-945	Device Based Trigger For
	Russian Appl. No.	Location Push Event (PCT of
	2009114826	20-875)
PCT/US07/20207
Sept. 17, 2007
(US = 20-875)
(PCT = 20-649)

43	20-956	Location Based Messaging
European Pat. No.
1726171
June 20, 2012
EP5713957.8 - 1525
February 22, 2005

44	20-306	Location Sensitive		Jap. Pat. No.
	Jap Pat. No. 5081904	Messaging		5081904
Jap Pat Appl No
2009-512228
May 19, 2006
Based on:
PCT/US07/069181
May 17, 2007
US 11/437,041
May 19, 2006

45	20-956	Location Based Messaging
European Pat. No.
1726171
June 20, 2012
EP5713957.8 - 1525
February 22, 2005

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

46	20-942	Device Based Trigger For		Mex. Pat. No.
	PCT/US07/20207	Location Push Event (PCT of		295525
	Sept. 17, 2007	20-875)
(US = 20-875)
(PCT = 20-649)
Mex. Pat. No. 295525
Feb. 2, 2012

47	20-960	Meeting Location
	Japanese Appl. No.:	Determination Using Spatio-
	JP2004-531116	Semantic Modeling
August 20, 2003
Jap. Pat. No.
5072183
Issued: Aug. 31, 2012

48	20-699	VoIP Location Based Multi-	10/22/2013	Mex. Pat. No.
	PCT/US06/42469	User Conferencing		304504
Oct. 31, 2006
(PCT of 20-611)
(US = 20-855)
MX/a/2008/005964
May 7, 2008

49	20-664	Temporary ENUM Gateway	12/14/2012	Jap. Pat No.
	PCT/US06/13233			5155151
(PCT = 20-872)
Nat’l Stage
Jap. Appl. No. 2008-
506561

50	20-957	Mobile Device Locator	12/31/2013	EP. Pat. No.
	EP2792540.3	Adapter System		1459505A
December 26, 2002
EP1459505A

51	20-957	Mobile Device Locator	4/10/2013	EP. Pat. No.
	Validated in	Adapter System		1459505A
FRANCE
EP2792540.3
December 26, 2002
EP1459505A

52	20-957	Mobile Device Locator	4/10/2013	EP. Pat. No.
	Validated in the UK	Adapter System		1459505A
EP2792540.3
December 26, 2002
EP1459505A

53	20-239	Enhanced Location Based	11/16/2012	EP. Pat. No.
	(PCT of 20-391)	Call Related Information
	PCT/US11/00671	(CallerlD)
April 13, 2011
EP

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

54	20-988	Secure Location Session	11/2/2012	JP Pat. No.
	60/858,337	Manager		5123311
Nov. 13, 2006
11/709,058
Feb. 22, 2007
(Corresponding US
case is 20-614)
(PCT of 20-672)
Laid Open No.
2010-509889
March 25, 2010

55	20-991	Secure Location Session	7/18/2012	301466
	60/858,337	Manager
Nov. 13, 2006
11/709,058
Feb. 22, 2007
(Corresponding US
case is 20-614)
(PCT of 20-672)
MX/a/200/005133
May 13, 2009

56	20-998	User Plane Location	5/15/2012	299193
	60/861,267	Services Over Session
	Nov. 28, 2006	Initiation Protocol (SIP)
11/638,548
Dec. 14, 2006
(Corresponding US
case is 20-617)
(PCT of 20-676)
MX/a/2009/005563
May 26, 2009

57	20-885	User Plane Location Based	3/27/13	Chinese Pat No.
	Chinese Pat No.	Service Using Message		ZL200480040
	ZL200480040677.2	Tunneling To Support		677.2
	March 27, 2013	Roaming
PCT/US04/40115
Dec. 2, 2004
(PCT of 20-526)

58	20-379(D1)	Method and System For	3/2/2013	2010203304
	2004302220	Collecting, Synchronizing,
	Aug. 9, 2004	and Reporting
	2010203304	Telecommunication Call
	July 23, 2010	Events and Work Flow
Related Information

59	20-310	Mobile Device Locator	5/2/2013	Jap. Pat. No.
	30566.201-JP-D2	System		5259991
Japanese Pat No.
2007-169807
(divisional 2)
filed Dec. 26, 2002

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

60	20-997	User Plane Location	5/24/2013	Jap. Pat. No.
	60/861,267	Services Over Session		5274478
	Nov. 28, 2006	Initiation Protocol (SIP)
11/638,548
Dec. 14, 2006
(Corresponding US
case is 20-617)
(PCT of 20-676)
PCT/US07/024405
Jap. Appl. No.
2009-539279
Laid Open No. 2010-511351
Laid Open: Apr 8, 2010

61	20-379(D1)	Method and System For	3/2/2013	Australian Pat.
	2004302220	Collecting, Synchronizing,		No.
	Aug. 9, 2004	and Reporting		2010203304
	2010203304	Telecommunication Call
	July 23, 2010	Events and Work Flow
Related Information

62	20-303	Enhanced Directions Using		Japanese Pat.
	15786-071JP1	Branded Reference Points		No. 5295772
Based on:
PCT/US06/038554
filed Sept. 29, 2006
US 11/241,540 (20-951)
filed Sept. 30, 2005
Japanese Pat. Appl
No 2008-533769
2007-0078596

63	20-662	Temporary ENUM Gateway	6/12/2013	Chinese
	Chinese Patent No.			Patent No.
	ZL200680019029.8			101518042
(US = 20-820)
60/670,279
April 12, 2005
11/400,279
April 10, 2006
(US = 20-820)
PCT/US06/13233
(PCT = 20-872)
Nat’l Stage
CN Appl. No:
200680019029.8
April 10, 2006

TeleCommunication Systems, Inc.

FOREIGN PATENTS

Count	APPL. NO./FILING DATE	TITLE	Issue Date	Patent Number

64	20-665	Temporary ENUM Gateway	12/3/13	Canadian Pat
	(US = 20-820)			No. 2,604,211
60/670,279
April 12, 2005
11/400,279
April 10, 2006
(US = 20-820)
PCT/US06/13233
(PCT = 20-872)
Nat’l Stage

65	20-943	Device Based Trigger For	12/11/2013	Chinese No.
	PCT/US07/20207	Location Push Event (PCT of		ZL200780039
	Sept. 17, 2007	20-875)		558.9
(US = 20-875)
(PCT = 20-649)
Chinese Pat. Appl.
No.: 200780039558.9
filed Sept. 17, 2007

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE
1	6,208,870	3/27/2001	62-180	Short Message Service Notification
			60/105,774	Between Multiple Short Message
			Oct 27, 1998	Service Centers (Bunny Hop)
			09/322,929
			June 1, 1999
			USP 6,208,870
			March 27, 2001
			62-180

2	6,064,722	5/16/2000	XYPOINT.008A	Data Request Router for use with
			08/783478	Emergency Public Safety Answering
				Point Systems

3	6,459,904	10/1/2002	62-185	Short Message Service Notification
			09/477,711	Between Multiple Short Message
			Jan. 5, 2000	Service Centers (Cont. of Bunny Hop
			(Cont. of 62-180)	62-180)
			USP 6,459,904
			10/1/2002

4	6,650,288	11/18/2003	20-500	Culled Satellite Ephemeris Information
			60/382,367	For Quick Assisted GPS Location
			1/2/2000	Determination
			10/238,869	(“GPS Ephemeris Data”)
			Sept. 11, 2002
			USP 6,650,288
			Nov. 18, 2003

5	6,304,746	10/16/2001	20-542	Method and System For Providing
			09/195,482	Formatted Information Via A Two-
			Nov. 17, 1998	Way Communications System
			USP 6,304,746	(corresponds to PCT/US99/26441)
			Oct. 16, 2001

6	6,011,954	1/14/2000	USP 6,011,954	Transmitting Updated Information
			1/4/2000

7	6,751,463	6/15/2004	62181	Intelligent Queue For Information
			09/411,240	Teleservice Messages with
			Oct. 4, 1999	Superceding Updates
			USP 6,751,463
			6/15/2004

8	6,782,258	8/24/2004	20-459	Least-Cost Hotlining
			60/197,808
			4/18/2000
			09/836,469
			4/18/2001
			USP 6,782,258
			Aug. 24, 2004

9	6,564,224	5/13/2003	USP 6,564,224	Method and Apparatus For Merging
			5/13/2003	Multiple Road Map Databases

1 of 21

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

10	6,839,562	1/4/2005	20-475	Intelligent Delivery Agent For Short
			09/832,012	Message Distribution Center
			4/11/2001
			USP 6,839,562
			1/4/2005

11	6,891,811	5/10/2005	20-432	Mobile Originated-to-HTTP Gateway
			60/198,108	(MOH-Gateway)
			4/18/2000
			09/588,460
			6/6/2000
			USP 6,891,811
			5/10/2005

12	6,922,565	7/26/2005	20-494	Public Safety Access Point (PSAP)
			60/367,706	Selection for E911 Wireless Callers in
			3/28/2002	a GSM Type System
			10/314,278
			12/9/2002
			USP 6,922,565
			July 26, 2005

13	6,940,950	9/6/2005	20-538	Enhanced E911 Location Information
			10/739,292	Using VoIP
			Dec. 19, 2003
			USP 6,940,950
			Sept. 6, 2005

14	6,952,575	10/4/2005	62-182	Prepaid Call Management In Intelligent
			60/185,053	Network
			Feb. 25, 2000
			3/23/2000
			USP 6,952,575
			Oct. 4, 2005

15	6,985,748	1/10/2006	20-527	Inter-Carrier Messaging Service
			10/720,343	Providing Phone Number Only
			Nov. 25, 2003	Experience (Continuation of 20-491)
			USP 6,985,748
			Jan. 10, 2006

16	6,985,105	1/10/2006	20-588	Improved Culled Satellite Ephemeris
			60/618,606	Information Based On Limiting A Span
			Oct. 15, 2004	Of An Inverted Cone For Locating
			11/080,537	Satellite In-Range Determinations
			3/16/2005
			USP 6,985,105

17	7,019,690	3/28/2006	20-589	Culled Ephemeris Information For
			60/618,606	Quick, Accurate Assisted Locating
			Oct. 15, 2004	Satellite Location Determination For
			11/080,518	Cell Site Antennas
			3/16/2005
			USP 7,019,690
			3/28/06

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

18	7,091,905	8/15/2006	20-857	Improved Culled Satellite
			60/618,606	Ephemeris Information Based On
			Oct. 15, 2004	Limiting A Span Of An Inverted
			11/080,537	Cone For Locating Satellite In-Range
			March 16, 2005	Determinations
11/282,685
Nov. 21, 2005
USP 7,091,905
Aug. 15, 2006

19	7,110,773	9/19/2006	20-430	Mobile Activity Status Tracker
			60/196,104	(MAST) (Network Perspective)
4/11/2000
09/576,022
5/23/2000
USP 7,110,773
Sept. 19, 2006

20	7,113,128	9/26/2006	20-862	Culled Ephemeris Information For
			60/618,606	Quick, Accurate Assisted
			Oct. 15, 2004	Locating Satellite Location
			11/080,518	Determination For Cell Site Antennas
3/16/2005
USP 7,019,690
3/28/06
(CONT of 20-589)
(see also CONT 20-865)
USP 7,113,128
Sept. 26, 2006

21	7,120,450	10/10/2006	20-489	Consequential Location Services
			60/367,709	(Consequential Watch)
3/28/2002
10/400,639
3/28/2003
USP 7,120,450
Oct. 10, 2006

22	7,154,438	12/26/2006	20-590	Prioritized List Of Potential Culled
			60/618,606	Satellite Ephemeris Information For
			Oct. 15, 2004	Quick, Accurate Assisted Locating
			11/080,538	Satellite Determination
3/16/2005

23	7,200,380	4/3/2007	20-518	Wireless Telecommunications
			10/379,940	Location Based Services Scheme
			3/6/2003	Selection (“Scheme Selection”)
USP 7,200,380
Apr. 3, 2007

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

24	7,183,973	2/27/2007	20-587	Improved Culled Satellite Ephemeris
			60/618,606	Information Based On Accurate
			Oct. 15, 2004	Distance In Range Calculations, For
			11/080,517	Quick, Accurate Assisted Locating
			3/16/2005	Satellite Location Determination
USP 7,183,973
Feb. 27, 2007

25	7,260,186	8/21/2007	20-535	Solutions for VoIP 911 Location
			60/555,305	Services
3/23/2004
10/836,330
5/3/2004
USP 7,260,186
Aug. 21, 2007

26	7,321,773	1/22/2008	20-501	Area Watcher For Wireless Network
			60/367,710	(DIV is 20-868)
3/28/2002
12/13/2002
USP 7,321,773
January 22, 2008

27	7,340,241	3/4/2008	20-840	Public Safety Access Point (PSAP)
			60/367,706	Selection For E911 Wireless Callers in
			3/28/2002	a GSM Type System
10/314,278
12/9/2002
(CONT of 20-494)
USP 7,340,241
March 4, 2008

28	7,355,990	4/8/2008	20-599	Mobile Originated-to-HTTP Internet
			60/198,108	Communications
			4/18/2000	(MOH-Gateway)
			09/588,460	(CONT of 20-432)
6/6/2000
USP 6,891,811
5/10/2005
(cont of 20-432) 11/113,033

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

29	7,430,425	9/30/2008	20-601	Inter-Carrier Messaging Service
			60/316, 973	Providing Phone Number Only
			Sept. 5, 2001	Experience (Continuation of 20-491)
09/985,032
Nov. 1, 2001
USP 6,658,260
Dec. 2, 2003
10/720,343
Nov. 25, 2003
11/130,256
May 17, 2005
“SECOND Continuat”
(CONT of 20-825, which is
CONT of 20-491)
11/516,593
Sept. 7, 2006
(refiled for consideratn of
litigation and Inter Partes
Reexam mati)

30	7,424,293	9/9/2008	20-526	User Plane Location Based Service
			10/724,773	Using Message Tunneling To Support
			Dec. 2, 2003	Roaming
USP 7,424,293
Sept. 9, 2008

31	7,411,546	8/12/2008	20-639	OTHER cell sites used as Reference
			CIP of 20-865	Point to Cull Satellite Ephemeris
			60/618,606	Information For Quick, Accurate
			10/15/2004	Assisted Locating Satellite Location
			11/080,518	Determination
3/16/2005
USP 7,019,690
3/28/06
(CONT of 20-589)
(See also CONT 20-862)
11/822,925
July 11, 2007
USP 7,411,546
August 12, 2008

32	7,428,510	9/23/2008	62-187	Prepaid Messaging
			60/185,053	(CONT is 20-903)
Feb. 25, 2000
09/790,979
Feb. 23, 2001
(PCT is 20-468)
USP 7,428,510
September 23, 2008

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

33	7,489,273	2/10/2009	20-641	Culled Ephemeris Information For
			60/618,606	Quick, Accurate Assisted Locating
			Oct. 15, 2004	Satellite Location Determination For
			11/080,518	Cell Site Antennas
3/16/2005
USP 7,019,690
3/28/06
(CONT of 20-589)
(see also CONT 20-865)
USP 7,113,128
Sept. 26, 2006
11/503,272
Aug. 14, 2006
(CONT of 20-641,
abandoned to file IDS,
CONT of 20-862, which is
CONT of 20,589)

34	RE 41,006	11/24/2009	20-491	Inter-Carrier Short Messaging Service
			60/316,973	Providing Phone Number Only
			Sept. 5, 2001	Experience
09/985,032
Nov. 1, 2001
(formerly USP 6,658,260
Dec. 2, 2003)
11/174,419
July 5, 2005
now RE 41,006
Nov. 24, 2009

35	8,090,796	1/3/2012	20-359	Position Identification Method and
			12/339,014	System
Dec. 18, 2008
20090100185
April 16, 2009

36	8,089,401	1/3/2012	20-315	Culled Satellite Ephemeris Information
			12/588,824	For Quick Accurate Assisted Locating
			Oct. 29, 2009	Satellite Location Determination For
			(CONT of 20-640;	Cell Site Antennas
which is CONT of 20-865)

37	8,165,603	4/24/2012	20-243	Personal Location Code
13/067,353
May 26, 2011
(CONT of 20.954)

38	6,529,722	3/4/2003	6529722	System and Method for Enhanced 9-1-
1 Address Development, Maintenance
and Call Routing Using Road Access
Zones

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

39	8,369,825	2/5/2013	62745	Enhanced E911 Network Access For a
			13/437,538	Call Center Using Session Initiation
			April 2, 2012	Protocol (SIP) Messaging
			(CONT of 20-870b)

40	8,370,339	2/5/2013	20-837	Location Input Mistake Correction
			60/798,330
			May 8, 2006
			11/797,819
			May 8, 2007

41	8,453,240	5/28/2013	40000	System for Efficiently Handling
			13/447,902	Cryptographic Messages Containing
			April 16, 2012	Nonce Values in a Wireless
			(CONT of 20-207)	Connectionless Environment

42	8,450,840	5/28/2013	20-278	Ultra Ruggedized Ball Grid Array
			12/930,105	Electronic Components
			Dec. 27, 2010

43	8,380,223	2/19/2013	12/560,662	SYSTEM AND METHOD FOR
				PROVIDING CENTRALIZED
				POSITIONING DETERMINATION FOR
				MULTIPLE RADIO ACCESS NETWORKS

44	8,378,888	2/19/2013	13/406,661	System and Method for Determining
				the Location of a Mobile Device

45	8,350,756	1/8/2013	12/815,640	DETECTING AND COMPENSATING
				FOR ERRONEOUS TIME
				MEASUREMENT FOR MOBILE DEVICE
				POSITION CALCULATION

46	8,325,087	12/4/2012	13/269,729	SYSTEM AND METHOD FOR SERVER
				SIDE DETECTION OF FALSIFIED
				SATELLITE MEASUREMENTS

47	8,301,160	10/30/2012	12/813,278	SYSTEM AND METHOD FOR SUPL
				ROAMING USING A HELD CLIENT

48	8,299,961	10/30/2012	13/190,048	METHOD AND SYSTEM FOR
				SELECTING OPTIMAL SATELLITES IN
				VIEW

49	8,290,510	10/16/2012	12/782,920	SYSTEM AND METHOD FOR SUPL
				HELD INTERWORKING

50	8,217,832	7/10/2012	12/565,395	ENHANCING LOCATION ACCURACY
				USING MULTIPLE SATELLITE
				MEASUREMENTS BASED ON
				ENVIRONMENT

51	8,213,955	7/3/2012	12/113476	Network Measurement
				Report Caching for
				Location of Mobile
				Devices

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

52	8,160,610	4/17/2012	12/406384	System and Method for
				Locating Mobile Device
				in Wireless
				Communication
				Network

53	8,125,377	2/28/2012	12/272046	System and Method for
				Determining the
				Location of a Mobile
				Device

54	8,085,193	12/27/2011	12/100290	System and Method of
				Preventing A-GPS
				Devices from Searching
				for Specific Satellites

55	8,081,109	12/20/2011	12/717239	Method and Apparatus
				for Determining the
				Geographic Location of a
				Device

56	8,035,557	10/11/2011	12/276917	System and Method for
				Server Side Detection of
				Falsified Satellite
				Measurements

57	8,019,339	9/13/2011	11/749634	Using Serving Area
				Identification in a Mixed
				Access Network
				Environment

58	8,000,702	8/16/2011	11/749647	Optimizing Location
				Services Performance by Combining
				User Plane
				and Control Plane

59	8,000,701	8/16/2011	11/749621	A Correlation
				Mechanism to
				Communicate in a Dual-
				Plane Architecture

60	7,999,730	8/16/2011	12/314164	System and Method for
				Providing GNSS
				Assistant Data Without
				Dedicated Receivers

61	7,986,266	7/26/2011	12/403454	Method and System for
				Selecting Optimal
				Satellites in View

62	7,956,803	6/7/2011	12/325612	System and Method for
				Protecting Against
				Spoofed A-GNSS
				Measurement Data

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

63	7,948,435	5/24/2011	12/717233	Method and Apparatus
				for Determining the
				Geographic Location of a Device

64	7,940,213	5/10/2011	12/276804	System and Method for
				Determining Falsified
				Satellite Measurements

65	7,928,903	4/19/2011	12/395803	Method and System for
				Selecting Optimal
				Satellites for A-GPS
				Location of Handsets in
				Wireless Networks

66	7,920,091	4/5/2011	12/849493	System and Method for
				A-GPS Positioning of a
				Mobile Device

67	7,916,071	3/29/2011	12/389734	System and Method for
				Determining a
				Reference Location of a
				Mobile Device

68	7,847,728	12/7/2010	12/099694	System and Method for
				A-GPS Positioning of a
				Mobile Device

69	7,825,855	11/2/2010	10/783434	Assisted Global
				Positioning System
				Location Determination

70	7,800,533	9/21/2010	12/276852	System and Method for
				Determining Falsified
				Geographic Location of
				A Mobile Device

71	7,800,530	9/21/2010	12/050794	Method and System for
				Providing Assistance
				Data for A-GPS Location
				of Handsets in Wireless

72	7,733,268	6/8/2010	11/525132	Method and Apparatus
				for Determining the
				Geographic Location of a Device

73	7,696,922	4/13/2010	12/201252	Method and Apparatus
				for Geolocation
				Determination

74	7,692,577	4/6/2010	12/201279	Method and Apparatus
				for Geolocation
				Determination

75	7,436,355	10/14/2008	11/405404	Method and Apparatus
				for Geolocation
				Determination

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

76	7,209,077	4/24/2007	10/980476	Global Positioning
				System Signal
				Acquisition Assistance

77	6,903,683	6/7/2005	10/718416	Method for Delivering
				Assistance Data in an
				Unsynchronized
				Wireless Network

78	6,236,359	5/22/2001	09/078444	Cellular Terminal
				Location Using GPS
				Signals in the Cellular
				Band

79	6,091,957	7/18/2000	08/874061	System and Method for
				Providing a Geographic
				Location of a Mobile
				Telecommunications
				Unit

80	8,467,320	6/18/2013	20-855	Voice Over Internet Protocol (VoIP)
			60/733,789	Location Based Multi-User
			Nov. 7, 2005	Conferencing
			11/519,816
			Sept. 13, 2006
			(PCT is 20-611)

81	8,436,728	5/7/2013	62725	First Responder Wireless Emergency
			13/353,734	Alerting with Automatic Callback and
			Jan. 19, 2012	Location Triggering
			(CONT of 20-985)

82	8,463,284	6/11/2013	20-873	Short Messaging System (SMS) Proxy
			11/487,333	Communications To Enable Location
			July 17, 2006	Based Services In Wireless Devices

83	8,483,729	7/9/2013	40039	Inter-Carrier Messaging Service
			13/560,170	Providing Phone Number Only
			July 27, 2012	Experience
			(CONT of 20-225)

84	8,489,874	7/16/2013	20-585	Encryption STE Communications
			11/008,615	Through Private Branch Exchange
			12/10/2004	(PBX)
			60/553,547
			3/17/2004

85	8,520,805	8/27/2013	20-634	Video E911
			60/924,177
			May 2, 2007
			11/802,691
			May 24, 2007

TeleCommunication Systems, Inc.

US Patents Mapped to Products (but not Core Patents)

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

86	8,548,736	10/1/2013	20-935	Historical Data based Navigational
			61/202,442	Routing
			Feb. 27, 2009
			12/382,321
			March 13, 2009

87	8,577,390	11/5/2013	62712	Method and System for Dynamic
			13/346,265	Estimation and Predictive Route
			Jan. 9, 2012	Generator
			(CONT of 20-218)

88	8,576,991	11/5/2013	20-688 61/064,671 March 19, 2008 12/081,191 April 11, 2008	End-to-End Logic Tracing of Complex Call Flows in a Distributed Cell System

89	8,578,032	11/5/2013	40022	System and Method for Re-Directing
			13/492,080	Requests From Browsers for
			June 8, 2012	Communications over Non-IP Based
			(CONT of 20-326)	Networks

90	8,577,339	11/5/2013	40044	Wireless Chat Automatic Status
			13/584, 261	Signaling “Buddy Chat”
			August 13, 2012
			(CONT of 20-221; which is
			CONT of 20-937)

91	8,577,328	11/5/2013	20-887	Associating Metro Street Address
			11/506,859	Guide (MSAG) Validated Addresses
			Aug. 21, 2006	With Geographic Map Data

92	8,594,627	11/26/2013	20-916	Remotely Provisioned Wireless Proxy
			61/136,806
			Oct. 6, 2008
			12/588,142
			Oct. 6, 2009

93	8,621,374	12/31/2013	20-236	Method and Apparatus for Sending,
			(CONT of 20-355)	Retrieving, and Planning Location
			13/064,267	Relevant Information
			March 15, 2011

94	8,626,160	1/7/2014	62736	User Plane Location Based Service
			13/403,332	Using Message Tunneling to Support
			Feb. 23, 2012	Roaming
			(CONT of 20-222)

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE
1	6,341,270	1/22/2002	20-544	Method For Providing Vendor
			60/107,785	Notification Marketing In An Electronic
			Nov. 10, 1998	Commerce Network Environment
09/236/510
Jan. 25, 1999
USP 6,341,270
Jan. 22, 2002

2	6,535,885	3/18/2003	20-541	Multikeyed Table Implementable On a
			09/688,160	Personal Digital Assistant (PCT case
			Oct. 16, 2000	filed, but abandoned)
USP 6,535,885
3/18/2003

3	6,546,374	4/8/2003	20-545	Apparatus For Providing Instant
			60/107,785	Vendor Notification In An Electronic
			Nov. 10, 1998	Commerce Network Environment
09/237,289
Jan. 25, 1999
USP 6,546,374
Apr. 8, 2003

4	6,560,604	5/6/2003	20-563	System, Method, and Apparatus For
			09/523,168	Automatically And Dynamically
			Mar. 10, 2000	Updating Options, Features, and/or
			USP 6,560,604	Services Available To A Client
			5/6/2003	Device

5	6,587,838	7/1/2003	20-543	Method and System For Conducting
			09/237,292	Real Time Electronic Commerce
Jan. 25, 1999
USP 6,587,838
7/1/2003

6	6,704,768	3/9/2004	20-549	System, Method and Computer
			09/494,553	Program Product For Providing Server
			Jan. 31, 2000	Discovery Services During A Startup
			09/707,960 (CIP)	Sequence
Nov. 8, 2000
USP 6,704,768
3/9/2004

7	6,466,937	10/15/2002	20-552	System, Method and Apparatus For
			09/523,165	Utilizing Transaction Databases In A
			3/10/2000	Client-Server Environment
USP 6,466,937
Oct. 15, 2002

8	6,845,084	1/18/2005	20-554	Routing Protocol Selection For An Ad
			10/028,267	Hoc Network
Dec. 28, 2001
USP 6,845,084
Jan. 18, 2005

1 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

9	7,003,571	2/21/2006	20-548	System and Method for
			09/494,553	Re-Directing Requests From
			1/31/2000	Browsers For Communications
			09/698,181 (CIP)	Over Non-IP Based Networks
			Oct. 30, 2000
			USP 7,003,571
			2/21/2006

10	7,024,474	4/4/2006	20-567	A System and Method To Publish
			09/494,553	Information From Servers To
			Jan. 31, 2000	Remote Monitor Devices
			09/767,951(CIP)
			Jan. 24, 2001
			USP 7,024,474
			April 4, 2006

11	7,127,264	10/24/2006	20-443	Mobile Originated Interactive Menus
			Feb. 27, 2001	via Short Messaging Services (MO
			09/793,089	Menus)
			Feb. 27, 2001
			USP 7,127,264
			Oct. 24, 2006
			(continued as 20-888)

12	7,302,612	11/27/2007	20-499	High Level Operational Support
			10/426,640	System
			5/1/2003
			USP 7,302,612
			Nov. 27, 2007

13	7,426,535	9/16/2008	20-561	Coordination of Data Received From
			10/265,740	One or More Sources Over One Or More
			Oct. 8, 2002	Channels Into A Single Context
			USP 7,426,535
			Sept. 16, 2008

14	7,418,498	8/26/2008	20-869	A System and Method To Publish
			09/494,553	Information From Servers To
			Jan. 31, 2000	Remote Monitor Devices
			09/767,951 (CIP)
			Jan. 24, 2001
			11/366,009
			Mar. 2, 2006
			(CONT of 20-567)
			(CONT is 20-905)

15	7,426,380	9/16/2008	20-495	Location Derived Presence
			60/367,708	Information (related to MAST)
			3/28/2002
			10/395,217
			3/25/2003
			USP 7,426,380
			September 16, 2008

2 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

16	7,471,236	12/30/2008	20-829	Cellular Augmented Radar/Laser
			60/777,541	Detector (Continued as 20-926)
			March 1, 2006
			11/400,278
			April 10, 2006
			USP 7,471,236
			Dec. 30, 2008

17	7,483,983	1/27/2009	20-570	Method and System For Deploying
			09/709,487	Content To Wireless Devices
			Nov. 13, 2000
			USP 7,483,983
			Jan. 27, 2009

18	7,519,654	4/14/2009	20-434	Multi-Carrier Support for Destinations
			09/716,944
			Nov. 22, 2000
			USP 7,519,654
			April 14, 2009

19	7,522,911	4/21/2009	20-431	Wireless Chat Status Tracking (Instant
			60/196,099	Messaging) Mobile Chat Location
			4/11/2000	Register (MCLR) (From Perspective
			09/814,363	of Gateway)
			3/23/2001

20	7,533,259	5/12/2009	20-523	Encapsulation of Secure Encrypted
			60/502,660	Data in a Deployable, Secure
			Sept. 15, 2003	Communication System Allowing
			10/699,834	Benign, Secure Commercial Transport
			Nov. 4, 2003
			USP 7,533,259
			May 12, 2009

21	7,533,301	5/12/2009	20-674	High Level Operational Support System
			11/984,640
			Nov. 20, 2007
			(CONT of 20-499)
			USP 7,533,301
			May 12, 2009

22	6,674,445	1/6/2004	09/628,850	Generalized, Differentially Encoded,
			July 31, 2000	Indexed Raster Vector Data and
			USP 6,674,445	Schema For Maps On a Personal
			January 6, 2004	Digital Assistant

23	6,963,748	11/8/2005	10/037,805	Mobile Device Locator Adapter
			December 26, 2001	System For Location Based Services
			USP 6,963,748
			November 8, 2005

24	6,988,103	1/17/2006	10/034,440	Location Based Services Bridge To
			December 26, 2001	External Data Sources
			USP 6,988,103
			January 17, 2006

3 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

25	6,978,258	12/20/2005	10/034,442	Fuzzy Logic Reasoning For Inferring
			December 26, 2001	User Location Preferences
			USP 6,978,258
			December 20, 2005

26	7,124,199	10/17/2006	10/330,874	Turn Restriction Handling
			December 27, 2002	Enhancement
			USP 7,124,199
			October 17, 2006

27	6,865,538	3/8/2005	10/224,035	Meeting Location Determination
			August 20, 2002	Using Spatio-Semantic Modeling
			USP 6,865,538
			March 8, 2005

28	6,985,747	1/10/2006	10/772,998	Use of Triggers and a Location
			February 5, 2004	Hypercube to Enable Push-Based
			USP 6,985,747	Location Applications
			January 10, 2006

29	7,458,184	12/2/2008	20-956 10/785,735	Location Based Messaging
			February 23, 2004
			USP 7,458,184
			Dec. 2, 2008

30	7,277,921	10/2/2007	09/795,719	Interprocess Application Programming
			February 28, 2001	Interface For Computer Applications
			USP 7,277,921
			October 2, 2007

31	7,577,835	8/19/2009	20-522	Deployable Secure Communication
			10/643,868	System (SwiftLink 1200)
			8/20/2003
			US 7,577,835
			Aug. 18, 2009

32	6,728,628	4/27/2004	10/309,546	Portable Traffic Information System
			Dec. 3, 2002
			USP 6,728,628
			Apr. 27, 2004

33	7,069,143	6/27/2006	10/769,042	Mobile Traffic Information System
			Jan. 30, 2004
			USP 7,069,143
			Jun. 27, 2006

34	7,271,742	9/18/2007	10/378,980	Method and Apparatus for Sending,
			March 3, 2003	Retrieving, and Planning Location
			USP 7,271,742	Relevant Information
			Sept. 18, 2007

35	7,321,826	1/22/2008	11/450,171	Point of Interest Spatial Rating Search
			June 8, 2006	Method and System
			USP 7,321,826
			Jan. 22, 2008

36	7,486,958	2/3/2009	10/235,963	System and Method for Maintaining
			Sept. 4, 2002	an Online Point-Of-Interest Directory
			USP 7,486,958
			Feb. 3, 2009

4 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

37	7,640,031	12/29/2009	20-888	Mobile Originated Interactive Menus
			Feb. 27, 2001	via Short Messaging Services
09/793,089
Feb. 27, 2001
(CONT of 20-443)
11/472,307
June 22, 2006
USP 7,640,031
Dec. 29, 2009

38	7,626,977	12/1/2009	20-525	Standard Telephone Equipment (STE)
			10/739,289	Based Deployable Secure
			Dec. 19, 2003	Communication System
USP 7,626,977
Dec. 1, 2009

39	7,629,926	12/9/2009	20-640	Culled Satellite Ephemeris
			60/618,606	Information For Quick, Accurate,
			10/15/2004	Assisted Locating Satellite Location
			11/080,518	Determination For Cell Site Antennas
3/16/2005
USP 7,019,690
3/28/06
(CONT of 20-589)
(See also CONT 20-862)
(CONT of 20-865,
abandoned for IDS)
11/826,120
July 12, 2007
USP 7,629,926
Dec. 8, 2009

40	7,689,696	3/30/2010	20-861	System and Method for Re-Directing
			09/494,553	Requests From Browsers For
			1/31/2000	Communications Over Non-IP Based
			09/698,181 (CIP)	Networks (Cont of 20-548)
Oct. 30, 2000
11/327,413
Jan. 6, 2006
USP 7,689,696
March 30, 2010

41	7,707,407	4/27/2010	20-524	Encryption of Voice and Data in a
			60/502,660	Single Data Stream in a Deployable
			Sept. 15, 2003	Secure Communication System
10/716,564
Nov. 20, 2003

42	7,693,981	4/6/2010	20-905	A System and Method to Publish
			12/219,495	Information from Servers to Remote
			July 23, 2008	Monitor Devices
(CONT of 20-869)
(which is CONT of 20-567)
(CONT = 20-390)

5 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

43	7,716,374	5/11/2010	20-557	Run-Time Engine Implemented On A
			60/240,087	Computing Device Allowing
			Oct. 16, 2000	Synchronization Of Records During
			09/977,686	Application Execution
			USP 7,716,374
			May 11, 2010

44	7,724,902	5/25/2010	20-597	Faceplate For Quick Removal and
			11/135,332	Securing of Encryption Device
			5/24/2005
			11/008,596
			Dec. 10, 2004
			60/553,547
			3/17/2004
			USP 7,724,902
			May 25, 2010

45	7,809,382	10/5/2010	20-464	Short Message Distribution Center
			60/196,097
			4/11/2000
			09/832,010
			4/11/2001
			(CONT = 20-337)

46	7,813,484	10/12/2010	20-514	HTTP-Based MMS User Agent I/F
			60/401,746
			8/8/2002
			10/378,901
			3/5/2003
			(CONT = 20-336)

47	7,782,254	8/24/2010	20-894	Improved Culled Satellite Ephemeris
			60/618,606	Information Based On Limiting A Span
			Oct. 15, 2004	Of An Inverted Cone For Locating
			11/080,537	Satellite In-Range Determinations
			March 16, 2005
			11/282,685
			Nov. 21, 2005
			USP 7,091,905
			Aug. 15, 2006
			11/501,113
			Aug. 9, 2006
			(CONT of 20-857, which is
			CONT of 20-588)
			USP 7,782,254
			Aug. 24, 2010

48	7,805,483	9/28/2010	20-619	Virtual Location Aware Content Using
			60/766,289	Presence Information Data Formation
			Jan. 9, 2006	With Location Object (PIDF-LO)
			11/651,051
			Jan. 9, 2007
			USP 7,805,483
			Sept. 28, 2010
			(CONT = 20-335)
6 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

49	7,809,359	10/5/2010	20-938	Wireless Chat Status Tracking (Instant
			60/196,099	Messaging) Mobile Chat Location
			4/11/2000	Register (MCLR) (From Perspective of
			09/814,363	Gateway)
			3/23/2001
			12/379,506
			Feb. 24, 2009	.
			(CONT of 20-431)
			(DIV = 20-938)
			USP 7,809,359
			Oct. 5, 2010

50	7,764,961	7/27/2010	20-519C	Mobile Based Area Event Handling
			10/459,448	When Currently Visited Network
			6/12/2003	Does Not Cover Area
			11/399,528
			April 7, 2006
			12/585,104
			Sept. 3, 2009
			USP 7,764,961
			July 27, 2010
			(CONT = 20-334)

51	7,764,219	7/27/2010	20-926	Cellular Augmented Radar/Laser
			60/777,541	Detector (CONT of 20-829)
			March 1, 2006
			11/400,278
			April 10, 2006
			(CONT)
			12/289,116
			Oct. 21, 2008
			USP 7,764,219
		.	July 27, 2010

52	7,853,272	12/14/2010	20-488	Wireless Network Tour Guide
			10/023,704
			Dec. 21, 2001
			USP 7,853,272
			Dec. 14, 2010

53	7,844,285	11/30/2010	20-575	Intelligent Queue For Information
			(cont of 62-181)	Teleservice Messages With
			10/865,924	Superceding Updates
			6/14/2004
			USP 7,844,285
			Nov. 30, 2010

54	7,853,511	12/14/2010	20-903	Prepaid Short Messaging
			12/222,861
			Aug. 18, 2008
			(CONT of 62-187)
			(Continued as 20-931)
			USP 7,853,511
			Dec. 14, 2010

7 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

55	7,856,315	12/21/2010	20-351	Method and System for Enabling an Off
			11/242,818	Board Navigation Solution
Oct. 3, 2005
20060212217
Sept. 21, 2006
USP 7,856,315
Dec. 21, 2010

56	7,856,660	12/21/2010	20-562	System for Efficiently Handling
			09/932,982	Cryptographic Messages Containing
			Aug. 21, 2001	Nonce Values In A Wireless
			USP 7,856,660	Connectionless Environment Without
			Dec. 21, 2010	Comprising Security

57	7,860,068	1/4/2005	20-595	Intelligent Delivery Agent For Short
			09/832,012	Message Distribution Center
			4/11/2001	(Continuation of 20-475)
USP 6,839,562
Jan. 4, 2005
11/025,902
Jan. 3, 2005
USP 7,860,068
Dec. 28, 2010

58	7,852,834	12/14/2010	20-820	Temporary ENUM Gateway
60/670,279
April 12, 2005
11/400,279
April 10, 2006
USP 7,852,834
Dec. 14, 2010

59	7,856,236	1/22/2008	20-683	Area Watcher For Wireless Network
			60/367,710	(DIV is 20-868)
3/28/2002
12/13/2002
USP 7,321,773
January 22, 2008
12/007,948
Jan. 17, 2008

60	7,840,208	11/23/2010	20-928	Intelligent Queue For Information
			12/292,370	Teleservice Messages With
			Nov. 18, 2008	Superceding Updates [Claims toward
			(CONT of 20-575, which is	CMAS]
CONT of 62-181)
USP 7,840,208
Nov. 23, 2010

61	7,921,225	4/5/2011	20-565	Messaging Method and Apparatus For
			09/494,553	Routing Messages In A Client Server
			Jan. 31, 2000	Environment Over Multiple Wireless
			09/739,844 (CIP)	and Wireline Networks
Dec. 20, 2000
USP 7,921,225
April 5, 2011

8 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

62	7,925,283	4/12/2011	20-578	Intelligent Delivery Agent For Short
			(CONT of 20-475)	Message Distribution Center
			10/899,056
			July 27, 2004
			USP 7,925,283
			April 12, 2011

63	7,929,530	4/19/2011	20-678	Ancillary Data Reference For Session
			60/996,700	Initiation Protocol (SIP)
			Nov. 30, 2007
			12/292,921
			Dec. 1, 2008
			USP 7,929,530
			April 19, 2011

64	7,913,179	3/22/2011	20-355	Method and Apparatus for Sending,
			11/888,992	Retrieving, and Planning Location
			Aug. 2, 2007	Relevant Information
			20080036778
			Feb. 14, 2008
			USP 7,913,179
			March 22, 2001

65	7,825,780	11/2/2010	20-838	Cellular Augmented Vehicle Alarm
			60/723,448	Notification Together With Location
			Oct. 5, 2005	Services For Position
			11/295,632 (illegible)

66	7,907,551	3/15/2011	20-853	Voice Over Internet Protocol (VoIP)
			60/723,961	Location Based 911 Conferencing
			Oct. 6, 2005
			11/503,912
			USP 7,907,551
			March 15, 2011

67	7,895,256	2/22/2011	20-564	Messaging Method and Apparatus
			09/494,553	Including A Protocol Stack That
			Jan. 31, 2000	Corresponds Substantially To An Open
			09/740,040 (CIP)	System
			USP 7,895,256
			Feb. 22, 2011

68	7,890,127	2/15/2011	20-690	Inter-Carrier Messaging Service
			(CONT of 20-866)	Providing Phone Number Only
			60/316,973	Experience (“3rd Continuation”)
			Sept 5, 2001
			USP 7,890,127
			Feb. 15, 2011

69	7,890,102	2/15/2011	20-909	User Plane Location Based Service
			12/230,864	Using Message Tunneling To Support
			Sept 5, 2008	Roaming
			(CONT of 20-526)
			USP 7,890,102
			Feb. 15, 2011

9 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

70	7,890,809	2/15/2011	20-949	High Level Operational Support System
			11/984,640
			Nov. 20, 2007
			12/385,190
			USP 7,890,809
			Feb. 15, 2011

71	7,903,587	3/8/2011	20-900	Wireless Emergency Services Protocols
			61/129,008	Translator Between ANSI-41 and VoIP
			May 30, 2008	Emergency Services Protocols
			12/453,870
			USP 7,903,587
			March 8, 2011

72	7,899,468	3/1/2011	20-953	Location Sensitive Messaging
			11/437,041
			May 19, 2006
			US20070270159A1
			USP 7,899,468
			March 1, 2011

73	7,899,473	3/1/2011	20-520	Wireless Network Location-Based
			10/623,156	Reference Information
			July 21, 2003
			USP 7,899,473
			March 1, 2011

74	7,903,791	3/8/2011	20-830	Enhanced E911 Location Information
			10/739,292 (20-538)	Using VolP
			Dec. 19, 2003
			11/150,343
			USP 7,903,791
			March 8, 2011

75	7,904,100	3/8/2011	20-647	Wireless Network Location-Based
			10/623,156	Reference Information
			July 21, 2003
			(CONT of 20-520)
			USP 7,904,100
			March 8, 2011

76	7,894,797	2/2/2011	20-937	Wireless Chat Status Tracking (Instant
			60/196,099	Messaging) Mobile Chat Location
			April 11, 2000	Register (MCLR) (From Perspective of
			09/814,363	Gateway)
			(illegible)

77	7,890,051	2/15/2011	20-324	Secure Transmission Over Satellite
			12/656,162	Phone Network
			Jan. 20, 2010
			(CONT of 20-598)
			USP 7,890,051
			Feb. 15, 2011

10 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

78	7,965,222	6/21/2011	20-331	Cellular Augmented Radar/Laser
			priority 3/1/06	Detector
12/801,163
May 26, 2010
(CONT of 20-926)
USP 7,965,222
June 21, 2011

79	7,970,898	6/28/2011	20-390	A System and Method to Publish
			12/656,861	Information from Servers to Remote
			February 18, 2010	Monitor Devices
USP 7,970,898
June 28, 2011
(CONT of 20-905)
(which is CONT of 20-869)
(which is CONT of 20-567)
(CONT = 20-390)

80	7,945,026	5/17/2011	20-827	Voice Over Internet Protocol (VolP)
			60/685,075	E911 Metro Street Address Guide
			May 27, 2005	(MSAG) Validation
11/442,254
May 30, 2006
USP 7,945,026
May 17, 2011

81	7,933,385	4/26/2011	20-843	Emergency Alert for Voice Over
			USP 7,933,385	Internet Protocol (VolP)
April 26, 2011
60/711,435
Aug. 25, 2005
11/508,283
Aug. 23, 2006
(PCT is 20-897)

82	8,027,697	9/27/2011	20-657	Public Safety Access Point (PSAP)
			11/905,277	Selection For E911 Wireless Callers in
			Sept. 29, 2007	a GSM Type System
(CONT of 20-840,
which is a
CONT of 20-494)
USP 8,027,697
Sept. 27, 2011

83	7,966,013	6/21/2011	20-612	Roaming Gateway Enabling Location
			60/856,285	Based Services (LBS) Roaming For
			Nov. 3, 2006	User Plane In CDMA Networks Without
			11/979,493	Requiring Use of a Mobile Positioning
			Nov. 5, 2007	Center (MPC)
USP 7,966,013
June 21, 2011

11 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

84	7,933,615	4/26/2011	20-948	Mobile Originated Interactive Menus
			USP 7,933,615	via Short Messaging Services
			April 26, 2011
			Feb. 27, 2001
			09/793,089
			Feb. 27, 2001
			11/472,308
			June 22, 2006
			12/385,113
			March 31, 2009
			(CONT of 20-888, which is
			CONT of 20-443)

85	8,014,939	9/6/2011	20-356	Point of Interest Spatial Rating Search
			11/947,719
			Nov. 29, 2007
			20080076451
			March 27, 2008
			USP 8,014,939
			Sept. 6, 2011	.

86	7,991,411	8/2/2011	20-573	Method to Qualify Multimedia Message
			60/568,257	Content to Enable Use of a Single
			5/6/2004	Internet Address Domain to Send
			10/959,185	Messages to Both Short Message
			Oct. 7, 2005	Service Centers and Multimedia
			(EPO is 20-823)	Message Service Centers
			USP 7,991,411
			Aug. 2, 2011

87	8,032,166	10/4/2011	20-228	Wireless Network Location-Based
			(CONT of 20-520)	Reference Information
			12/929,823
			Feb. 17, 2011
			USP 8,032,166
			Oct. 4, 2011

88	8,032,112	10/4/2011	20-685	Location Derived Presence Information
			USP 8,032,112	(related to MAST)
			Oct 4, 2011
			60/367,708
			3/28/2002
			USP 8,019,532
			Sept. 13, 2011
			10/395,217
			3/25/2003
			12/007,947
			Jan. 17, 2008
			(CONT of 20-495)

89	8,019,532	9/13/2011	20-352	Method and System for Identifying and
			USP 8,019,532	Defining Geofences
			Sept. 13, 2011
			11/370,794
			March 7, 2006
			20060200305
			Sept. 7, 2006

12 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

90	7,761,095	7/20/2010	20-598	Secure Transmission Over Satellite
			USP 7,761,095	Phone Network
			July 20, 2010
			11/135,397
			5/24/2005
			11/008,596
			Dec. 10,2004
			60/553,547
			3/17/2004

91	7,899,450	3/1/2011	20-831	Cellular Augmented Radar/Laser
			USP 7,899,450	Detection Using Local Mobile Network
			March 1, 2011	Within Cellular Network (PCT is 20-
			60/777,565	630)
			March 1, 2006
			11/405,579
			April 18,2006

92	7,894,825	2/2/2011	20-892	Mobile Activity Status Tracker (MAST)
			USP 7,894,825	(Network Perspective)
			February 22, 2011
			60/196,104
			4/11/2000
			09/576,022
			5/23/2000
			USP 7,110,773
			Sept. 19, 2006
			11/490,108
			July 21, 2006
			(CONT of 20-430)
			5/23/2000
			USP 7,110,773

93	7,957,751	6/7/2011	20-954	Personal Location Code
			USP 7,957,751
			June 7, 2011
			11/462,023
			August 2, 2006
			US20080032702A1

94	8,059,789	11/15/2011	20-867	Automatic Location Identification
			USP 8,059,789	(ALI) Unique Pseudo Key (ESPK)
			Nov. 15, 2011
			60/776,232
			Feb. 24, 2006
			11/607,036
			Dec. 1, 2006

95	8,050,386	11/1/2011	20-622	Mobile Automatic Location
			USP 8,050,386	Identification (ALI) For First
			Nov. 1, 2011	Responders
			11/705,101
			Feb. 12, 2007

13 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

96	8,060,429	11/15/2011	20-931	Prepaid Short Messaging
			USP 8,060,429
			Nov. 15, 2011
			12/292,606
			Nov. 21, 2008
			(CONT of 20-903, which is
			CONT of 62-187)

97	8,073,477	12/6/2011	20-337	Short Message Distribution Center
			USP 8,073,477
			Dec. 6, 2011
			60/196,097
			4/11/2000
			09/832,010
			4/11/2001
			(CONT of 20-464)
			12/805,700
			Aug. 16, 2010

98	8,090,856	1/3/2012	20-547	System and Method for Developing
			09/704,535	Applications in Wireless and Wireline
			Nov. 3, 2000	Environments

99	8,090,341	1/3/2012	20-832	Integrated Services User Port (ISUP)
			60/699,862	/Session Initiation Protocol (SIP)
			July 18, 2005	Gateway for Unlicensed Mobile Access
			11/487,334
			July 17, 2006

100	8,090,941	1/3/2012	20-300	Deployable Secure Communication
			(CONT of 20-522)	System
			12/461,570
			August 17, 2009

101	8,090,534	1/3/2012	20-208	Method and System for Enabling an Off
			(CONT of 20-351)	Board Navigation Solution
			12/926,856
			Dec. 14, 2010

102	8,095,663	1/10/2012	20-936	Method and System For Deploying
			12/318,946	Content To Wireless Devices
			Jan. 13, 2009
			(CONT of 20-570)

103	8,099,238	1/17/2012	20-673	Stateful, Double-Buffered Dynamic
			60/996,373	Voice Prompting
			Nov. 14, 2007
			12/285,978
			Oct. 17, 2008

104	8,099,105	1/17/2012	20-875	Device Based Trigger For Location
			60/845,527	Push Event
			Sept. 19, 2006
			11/544,724
			Oct. 10, 2006

14 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

105	8,102,972	1/24/2012	20-902	Emergency Services Selective Router
			61/129,108	Interface Translator
			June 5, 2008
			12/457,274
			June 5, 2009

106	8,103,242	1/24/2012	20-320	E911 Call Blocking for Non-Initialized
			12/216,185	Wireless Telephone
			July 1, 2008
			(CIP of 20-826)
			60/684,554
			May 26, 2005
			11/440,084
			May 25, 2006
			12/588,569
			Oct. 20, 2009
			(CONT of 20-904)

107	8,116,722	2/14/2012	20-904	E911 Call Blocking For Non-Initialized
			12/216,185	Wireless Telephones (CIP of 20-826)
			July 1, 2008
			60/684,554
			May 26, 2005
			11/440,084
			May 25, 2006
			(CIP of 20-826)

108	8,126,889	2/28/2012	20-497	Location Fidelity Adjustment Based on
			10/7/2002	Mobile Subscriber Privacy Profile
			60/382,368	(“Location and Privacy”)
			5/23/2002
			10/265,390
			10/07/2002

109	8,126,458	2/28/2012	20-222	User Plane Location Based Service
			(CONT of 20-909)	Using Message Tunneling to Support
			12/929,727	Roaming
			Feb. 11, 2011

110	8,154,881	4/10/2012	20-255	Radiation-Shielded Semiconductor
			11/939,084	Assembly
			Nov. 13, 2007
			60/865,603 (illegible)

111	8,150,364	4/3/2012	20-870B	Enhanced E911 Network Access For a
			11/581,454	Call Center Using Session Initiation
			Oct. 17, 2006	Protocol (SIP) Messaging
			12/588,332
			Oct. 13, 2009
			(refiled to remove
			Dickinson reference)

15 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

112	8,150,363	4/3/2012	20-863	Enhanced E911 Network Access For
			Feb. 16, 2006	Call Centers
			11/354,861

113	8,156,068	4/10/2012	20-914	Predictive Ephemeral Points-of-
			12/292,205	Interest (PEPOI)
			Nov. 13, 2008

114	8,155,109	4/10/2012	20-860	SS7 ISUP To SIP Based Call Signaling
			60/788,713	Conversion Gateway For Wireless VoIP
			April 4, 2006	E911
			11/417,128
			May 4, 2006

115	8,149,997	4/3/2012	20-901	Protocol Converting 9-1-1 Emergency
			61/129,007	Messaging Center
			May 30, 2008
			12/453,869
			May 26, 2009

116	8,161,553	4/17/2012	20-207	System for Efficiently Handling
			(CONT of 20-562)	Cryptographic Messages Containing
			12/926,840	Nonce Values In A Wireless
			Dec. 13, 2010	Connectionless Environment Without (illegible)

117	8,175,953	5 /8/2012	20-284	Prepaid Short Messaging
			13/373,193
			Nov. 7, 2011
			(CONT of 20-931)

118	8,175,570	5/8/2012	20-826	E8911 Call Blocking For Non-Initiated
			60/684,554	Wireless Telephones
			May 26, 2005
			11/440,084
			May 25, 2006

119	8,185,567	5/22/2012	20-618	Location Aware Content Using
			11/640,860	Presence Information Data Formation
			Dec. 19, 2006	With Location Object (PIDF-LO)

120	8,200,829	6/12/2012	20-326	System and Method for Re-Directing
			12/659,737	Requests From Browsers For
			March 19, 2010	Communications Over Non-IP Based
			(CONT of 20-861)	Networks

121	8,190,151	5/29/2012	20-246	Roaming Gateway Enabling Location
			13/067,205	Based Services (LBS) Roaming For
			May 17, 2011	User Plane In CDMA Networks Without Requiring Use of a Mobile Positioning (illegible)

122	8,195,205	6/5/2012	20-574	Gateway Application to Support Use of
			10/959,187	a Single Internet Address Domain for
			October 7, 2004	Routing Messages to Multiple
				Multimedia Message Service Centers

16 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

123	8,209,750	6/26/2012	20-328	Enryption of Voice and Data in a Single
			priority 9/15/03	Data Stream in a Deployable, Secure
			12/662,477	Communication System
			April 20, 2010
			(illegible)

124	8,208,461	6/26/2012	20-859	SS7 MAP/Lg+ To SIP Based Call
			11/417,126	Signaling Conversion Gateway For
			May 4, 2006	Wireless VoIP E911

125	8,185,087	5/22/2012	20-650	Emergency 911 Data Messaging
			12/232,417
			September 17, 2008

126	8,208,605	6/26/2012	20-675	Extended Efficient Usage of Emergency
			11/987,048	Services Keys
			Nov. 27, 2007
			(CIP of 20-874)

127	8,244,802	8/14/2012	20-335	Virtual Location Aware Content Using
			60/766,289	Presence Information Data Formation
			Jan. 9, 2006	With Location Object (PIDF-LO)
			11/651,051
			Jan. 9, 2007
			USP 7,805,483
			Sept. 28, 2010
			(CONT of 20-619)
			12/805,696
			Aug. 16, 2010

128	8,244,220	8/14/2012	20-221	Wireless Chat Automatic Status
			(CONT of 20-937)	Signaling “Buddy Chat”
			12/929,790
			Feb. 16, 2011

129	8,239,669	8/7/2012	20-534	Reach-Back Communications Terminal
			60/553,547	With Selectable Networking Options
			Mar 17, 2004	(Swiftlink 1400)
			11/008,596 (illegible)

130	8,228,897	7/24/2012	20-858	SS7 ANSI-41 To SIP Based Call
			60/788,713	Signaling Conversion Gateway For
			April 4, 2006	Wireless VoIP E911
			11/417,121
			May 4, 2006

131	8,244,770	8/14/2012	20-653	Image Tile Server
			60/960,358
			Sept. 26, 2007
			12/285,002
			Sept. 26, 2008

17 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

132	8,249,589	8/21/2012	20-334	Mobile Based Area Event Handling
			(CONT of 20-519c) 12/805,201	When Currently Does Visited Network Not Cover Area
			July 19, 2010

133	8,243,890	8/14/2012	20-336	HTTP-Based MMS User Agent I/F
			60/401,746
			8/8/2002
			10/378,901
			3/5/2003
			(CONT of 20-514)

134	8,244,218	8/14/2012	20-269	Intelligent Queue For Information
			(CONT of 20-347)	TeleService Messages With
			13/137,748	Superceding Updates
			Sept. 9, 2011

135	8,224,572	7/17/2012	62716	Stateful, Double-Buffered Dynamic
			13/349,999	Navigation Voice Prompting
			Jan. 13, 2012
			(CONT of 20-673)

136	8,284,784	10/9/2012	20-668 11/907,506 Oct. 12, 2007 (CONT of 20-574)	Gateway Application to Support Use of a Single Internet Address Domain for Routing Messages to Multiple Multimedia Service Centers

137	8,290,505	10/16/2012	20-899	Consequential Location Derived
			60/367,709	Information (Consequential Watch)
			3/28/2002
			10/400,639
			3/28/2003
			USP 7,120,450

138	8,280,466	10/2/2012	20-576	Four Frequency Band Single GSM
			60/553,547	Antenna
			3/17/2004
			11/008,616
			Dec. 10, 2004

139	8,265,673	9/11/2012	20-286	Short Message Distribution Center
			13/373,840
			Dec. 2, 2011
			(CONT of 20-337)

140	8,260,329	9/4/2012	20-691 12/073,621 March 7, 2008	Short Messaging Service Center Mobile- Originated to Internet Communications

141	8,295,445	10/23/2012	20-600 60/843,507 Sept. 11, 2006 11/898,237 (illegible)	Automatic Emergency Call Notification to Pre-Designated Personal Emergency Contacts (PCT of 20-600)

18 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

142	8,301,371	10/30/2012	20-267 (CONT of 20-356)	Point of Interest Spatial Rating Search Method and System
			13/137,639
			August 31, 2011

143	8,295,273	10/23/2012	20-321	Standard Telephone Equipment (STE)
			12/591,234	Based Deployable Secure
			Nov. 13, 2009	Communication System
			(CONT of 20-525)

144	8,315,599	11/20/2012	20-202	Location Privacy Selector
			61/344,383
			July 9, 2010
			13/067,942 (illegible)

145	8,301,766	10/30/2012	20-259	A System and Method to Publish
			13/067,778	Information from Servers to Remote
			June 27, 2011	Monitor Devices
			(CONT of 20-390)

146	8,336,664	12/25/2012	20-203 12/926,582	Telematics BASIC Mobile Device Safety Interlock
			Nov. 29, 2010

147	6,329,957	12/11/2001	6329957	Method and Apparatus for Wireless
				Communications and Receiving
				Multiple Frequency Bands
				Simultaneously

148	6,441,793	8/27/2002	6441793	Method and Apparatus for Wireless
				Communications and Sensing Utilizing a Non-collimating Lens

149	8,364,170	1/29/2013	20-227	Location Sensitive Messaging
			(CONT of 20-953)
			12/929,941
			Feb. 25, 2011

150	8,364,821	1/29/2013	62711	Method and System For Deploying
			13/345,187	Content to Wireless Devices
			Jan. 6, 2012
			(CONT of 20-936)

151	8,369,316	2/5/2013	20-231 (CONT of 20-900) 12/929,953 Feb. 28, 2011	Wireless Emergency Services Protocols Translator Between ANSI-41 VoIP and Emergency Services Protocols

152	8,370,435	2/5/2013	20-566 09/494,553 Jan. 31, 2000	System and Method for Servers to Send Alerts to Connectionless Devices
			09/723,285 (CIP)
			Oct. 24, 2000
			09/723,285 (CIP)
			Nov. 28, 2000
19 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

153	8,379,381	2/19/2013	20-279	Rugged Solid State Hard Drive With
			12/930,106	Silicone Gel Damping
			Dec. 27, 2010

154	8,396,658	3/12/2013	20-616	Probabilistic Reverse Geocoding
			61/136,805
			Oct. 6, 2008
			12/588,143 (illegible)

155	8,385,881	2/26/2013	20-235	Solutions for VoIP 911 Location
			(CONT of 20-638)	Services
			13/064,203
			March 10, 2011

156	8,390,480	3/5/2013	40005 13/459,880 April 30, 2012 (CONT of 20-219)	Method and System for Sharing and Retrieving Spatial Related Information

157	8,406,728	3/26/2013	62742 April 2, 2012 13/437,213 (CONT of 20-863)	Enhanced E911 Network Access for Call Centers

158	8,428,619	4/23/2013	40003 13/453,648 April 23, 2012 (CONT of 20-243)	Personal Location Code

159	8,428,869	4/23/2013	20-697 61/064,985 April 7, 2008 12/155,822 (illegible)	Context Enabled Address Selection

160	8,429,303	4/23/2013	20-329 priority 10/16/01 12/662,823 May 5, 2010 (illegible)	Run-Time Engine Implemented on a Computing Device Allowing Synchronization of Records During Application Execution

161	8,489,064	7/16/2013	62710 13/341,461 Dec. 30, 2011 (CONT of 20-832)	Integrated Services User Part (ISUP)/Session Initiation Protocol (SIP) Gateway for Unlicensed Mobile Access (UMA) Emergency Services Call (illegible)

162	8,515,414	8/20/2013	20-220 (CONT of 20-831) 12/929,502 Jan. 28, 2011	Cellular Augmented Radar/Laser Detection Using Local Mobile Network Within Cellular Network

163	8,516,043	8/20/2013	40028 13/547,183 July 12, 2012 (CONT of 20-335)	Geospatially Located Network Content

20 of 21

TeleCommunication Systems, Inc.

US Patents Not Mapped to TCS Products

Count	Patent Number	Issue Date	APPL. NO./FILING DATE	TITLE

164	8,521,422	8/27/2013	40031 13/549,902 July 16, 2012 (CONT of 62716)	Stateful, Double-Buffered Dynamic Navigation Voice Prompting

165	8,509,412	8/13/2013	20-287 13/373,841 Dec. 2, 2011 (CONT of 20-357)	System and Method for Providing Routing, Mapping, and Relative Position Information to Users of a Communication Network

166	8,525,681	9/3/2013	20-919 61/136,918 Oct. 14, 2008 12/588,330 Oct. 13, 2009	Location Based Proximity Alert (“Geo Proximity”)

167	8,532,266	9/10/2013	20-874 60/797,359 May 4, 2006	Efficient Usage of Emergency Services Keys
			11/797,445
			May 3, 2007

168	8,532,277	9/10/2013	20-275 13/200,821	Location Derived Presence Information
			Oct. 3, 2011
			(CONT of 20-685)

169	8,533,853	9/10/2013	20-256	Location Sensitive Solid State Drive
			61/186,766
			June 12, 2009
			12/814,180
			June 11, 2010

170	8,467,805	6/18/2013	AND01 120 12/437,969	System and Method for Determining A Reference Location Using Cell Table Data Mining

171	8,542,660	9/24/2013	62726	Intelligent Delivery Agent for Short
			13/356,735	Message Distribution Center
			Jan. 24, 2012
			(CONT of 20-210)

21 of 21

EXHIBIT B

Schedule 7.5(h)

B-1

TeleCommunication Systems, Inc.

Core Patents

Count	Patent Number	Issue Date	Core Patent	Patent Marked Products	APPL. NO./FILING DATE	TITLE
1	7,228,333	6/5/2007	CORE	Message	20-465	Wireless Internet Gateway
				Distribution Center	60/199,367	(CONT as 20-626)
				(MDC); smsExpress	4/25/2000	(DIV is 20-627)
				Mobile Broadband	09/630,762
				Delivery; Wireless	8/2/2000
				Intelligent Gateway	USP 7,228,333
				(WIG)	June 5, 2007

2	7,548,158	6/16/2009	CORE	Messaging Demo	20-841	First Responder Wireless Emergency
				Vehicle	60/706,050	Alerting with Automatic Callback and
					Aug. 8, 2005	Location Triggering (PCT filed as 20-
					11/346.163	893)
Feb. 3, 2006
USP 7,548,158
June 16, 2009

3	7,082,365	7/25/2006	CORE	Atlasbook Navigator;	10/222,450	Point of Interest Spatial Rating Search
				Family Locator;	Aug. 16, 2002	Method and System
				Gokivo Navigator;	USP 7,082,365
				NavBuilder;	July 25, 2006
Navigation &
Telematics;
Workforce Locator

4	7,256,711	8/14/2007	CORE	Workforce Locator	10/781,087	Method and System for Saving and
					Feb. 17, 2004	Retrieving Spatial Related Information
USP 7,256,711
Aug. 14, 2007

5	7,333,820	2/19/2008	CORE	Secure the Edge;	10/194, 518	Method and Apparatus for
				Workforce Locator;	July 11, 2002	Synchronizing WLAN in a Multi-Mode
				Xypoint Location	USP 7,333,820	Radio System
				Services Gateway	Feb. 19, 2008
(XLSG)

6	7,565,155	7/21/2009	CORE	Workforce Locator	10/410,740	Method and System for Dynamic
					April 10, 2003	Estimation and Predictive Route
					USP 7,565,155	Generation
July 21, 2009

7	7,626,951	12/1/2009	CORE		20-852	Voice Over Internet Protocol(VoIP)
					60/723,960	Location Based Conferencing
Oct. 6, 2005
11/503,908
Aug. 15, 2006
(PCT is 20-607)
USP 7,626,951
Dec. 1, 2009

8	7,737,868	6/15/2010	CORE	Workforce Locator	20-354	Method and System for Saving and
					11/824,911	Retrieving Spatial Related Information
July 3, 2007
USP 7,737,868
June 15, 2010
(CONT = 20-392)

TeleCommunication Systems, Inc.

Core Patents

Count	Patent Number	Issue Date	Core Patent	Patent Marked Products	APPL. NO./FILING DATE	TITLE

9	7,912,446	3/22/2011	CORE	GMLC; Location	20-638	Solutions for VoIP 911 Location
				Agent; LivewirE911;	60/555,305	Services
				NavBuilderInside	March 23, 2004
				(NBI); TRC; Voice	10/836,330
				over LTE 911	May 3, 2004
				(VoLTE911); VoIP	USP 7,912,446
				Verify	March 22, 2011

10	7,881,730	2/1/2011	CORE	Workforce Locator	20-360	Method and System for Dynamic
					12/484,091	Estimation and Predictive Route
					June 12, 2009	Generation
20090287407
USP 7,881,730
Feb. 1, 2011

11	7,903,001	3/8/2011	CORE	Workforce Locator	20-392	Method and System for Saving and
					USP 7,903,100	Retrieving Spatial Related Information
March 8, 2011
priority 2/14/03
12/662,824
May 5, 2010

12	7,974,235	7/7/2011	CORE	Xypoint Secure User	20-614	Secure Location Session Manager
				Plane Location	60/858,337
				Server (SUPL)	Nov. 13, 2006
11/709,058
Feb. 22, 2007
(PCT is 20-672)
USP 7,974,235
July 5, 2011
(CONT = 20-253)

13	7,949,773	5/24/2011	CORE	Message	20-626	Wireless Internet Gateway
				Distribution Center	USP 7,949,773
				(MDC); smsExpress	May 24, 2011
				Mobile Broadband	11/700,894
				Delivery; Wireless	Feb. 1, 2007
				Intelligent Gateway	60/199,367
				(WIG); Xypoint	4/25/2000
				Intelligent Router	09/630,762
				(XIR)	8/2/2000
(CONT of 20-465)

14	8,019,581	9/13/2011	CORE	Workforce Locator	20-358	System and Method for Providing
					USP 8,019,581	Routing, Mapping, and Relative
					Sept. 13, 2011	Position Information to Users of a
					11/968,635	Communication Network
Jan. 2, 2008
20080188246
Aug. 7, 2008

15	8,019,368	9/13/2011	CORE	Message Notification	20-347	Intelligent Queue for Information
				Center	USP 8,019,368	Teleservice Messages with
					Sept. 13, 2011	Superceding Updates
(CONT of 20-575)
12/926,122
Oct. 27, 2010

TeleCommunication Systems, Inc.

Core Patents

Count	Patent Number	Issue Date	Core Patent	Patent Marked Products	APPL. NO./FILING DATE	TITLE

16	8,068,587	11/29/2011	CORE	LivewirE911;	20-907	Nationwide Table Routing of Voice
				Wireless E-911	USP 8,068,587	Over Internet Protocol (VoIP)
					Nov. 29, 2011	Emergency Calls
61/136,255
August 22, 2008
12/461,702
August 21, 2009

17	8,107,608	1/31/2012	CORE	Workforce Locator;	20-357	System and Method for Providing
				Xypoint Location	USP 8,107,608	Routing, Mapping, and Relative
				Services Gateway	Jan. 31, 2012	Position Information to Users of a
				(XLSG)	11/968,630	Communication Network
Jan. 2, 2008
20080170679
July 17, 2008

18	8,095,152	1/10/2012	CORE	Workforce Locator	20-218	Method and System for Dynamic
					(CONT of 20-360)	Estimation and Predictive Route
					12/929,458	Generation
Jan. 26, 2011

19	8,102,252	1/24/2012	CORE	Messaging Demo	20-985	First Responder Wireless Emergency
				Vehicle	12/453,330	Alerting With Automatic Callback and
					May 7, 2009	Location Triggering
(CONT of 20-841)

20	8,169,343	5/1/2012	CORE	Workforce Locator	20-219	Method and System for Saving and
					12/929,476	Retrieving Spatial Related Information
Jan. 27, 2011
(DIV of 20-392)

EXHIBIT C

Form of Compliance Certificate

C-1

EXHIBIT C TO AMENDMENT NO. 2 TO CREDIT AGREEMENT

EXHIBIT B

FORM OF

COMPLIANCE CERTIFICATE

TELECOMMUNICATION SYSTEMS, INC.

SOLVERN INNOVATIONS, INC.

NETWORKS IN MOTION, INC.

MICRODATA GIS, INC.

MICRODATA, LLC

NEXTGEN COMMUNICATIONS, INC.

Date:                                  , 20

This Compliance Certificate is delivered pursuant to Section 6.2(b) of that certain Credit Agreement, dated as of June 25, 2013, among TELECOMMUNICATION SYSTEMS, INC., a Maryland corporation (“TCS”), SOLVERN INNOVATIONS, INC., a Maryland corporation (“Solvern”), NETWORKS IN MOTION, INC., a Delaware corporation (“NIM”), MICRODATA GIS, INC., a Vermont Corporation (“microDATA GIS”), MICRODATA, LLC, a Maryland limited liability company (“microDATA LLC”), and NEXTGEN COMMUNICATIONS, INC., a Maryland corporation (“NextGen,” and together with TCS, Solvern, NIM, microDATA GIS and microDATA LLC, jointly and severally, individually and collectively, referred to as the “Borrower”), the several banks and other financial institutions or entities from time to time parties to thereto as lenders (each a “Lender” and collectively, the “Lenders”), SILICON VALLEY BANK, as the Issuing Lender and the Swingline Lender, and SILICON VALLEY BANK (“SVB”), as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”) as amended by Amendment No. 1 to Credit Agreement dated as of July 29, 2013 and Amendment No. 2 to Credit Agreement dated as of February     , 2014 (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

The undersigned, a duly authorized and acting Responsible Officer of the Borrower, hereby certifies, in his/her capacity as an officer of the Borrower, and not in any personal capacity, as follows:

1.I have reviewed and am familiar with the contents of this Compliance Certificate.

2.I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower and their respective Subsidiaries during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”). Except as set forth on Attachment 2, such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence as of the date of this Compliance Certificate, of any condition or event which constitutes a Default or an Event of Default.

3.Attached hereto as Attachment 3 are the computations showing compliance with the covenants set forth in Section 7.1 of the Credit Agreement.

4.[To the extent not previously disclosed to the Administrative Agent, the following is a description of any change in the jurisdiction of organization of any Loan Party:]

5.[To the extent not previously disclosed to the Administrative Agent, a list of any registered patents, registered trademarks or registered copyrights issued to or acquired by any Loan Party since [the Closing Date] [the date of the most recent report delivered] is as follows:]

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above.

TELECOMMUNICATION SYSTEMS, INC.

By:
Name:
Title:

Exhibit B

Attachment 1

to Compliance Certificate

[Attach Financial Statements]

Attachment 1 to Exhibit B

Attachment 2

to Compliance Certificate

Except as set forth below, no Default or Event of Default has occurred. [If a Default or Event of Default has occurred, the following describes the nature of the Default or Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Borrower to be taken on account thereof.]

Attachment 2 to Exhibit B

Attachment 3

to Compliance Certificate

I.	Section 7.1(a) — Consolidated Fixed Charge Coverage Ratio

	A.	Consolidated EBITDA for the Subject Period:

(“Subject Period” means the four fiscal quarter period ending on the statement date)

		1.	Consolidated Net Income for the Subject Period:	$

		2.	Consolidated Interest Expense for the Subject Period:	$

		3.	Amortization of non-cash deferred financing fees for the Subject Period:	$

		4.	Provision for income taxes for the Subject Period:	$

		5.	Depreciation expenses for the Subject Period:	$

		6.	Amortization of capitalized software development costs for the Subject Period:	$

		7.	Amortization of acquired intangible assets for the Subject Period:	$

		8.	Impairment of goodwill and long-lived assets, if applicable, for the Subject Period:	$

		9.	Stock compensation expense and other non-cash items reducing Consolidated Net Income during the Subject Period approved by the Administrative Agent:	$

10.

Cash spent on capitalized software development expenses that in conformity with GAAP are so reported on the consolidated statement of cash flows of the Borrower and its consolidated Subsidiaries for the Subject Period

$

		11.	Consolidated EBITDA for the Subject Period (Lines I.A.1+I.A.2+I.A.3+I.A.4+I.A.5+I.A.6+I.A.7+I.A.8+ I.A.9 minus I.A.10):	$

	B.	Portion of taxes based on income paid by the Borrower and its Subsidiaries in cash (net of any cash refunds received) and dividends paid in cash during the Subject Period:		$

	C.	Consolidated Capital Expenditures (other than to the extent funded with the proceeds of Capital Lease Obligations) for the Subject Period:		$

	D.	Consolidated Fixed Charges for the Subject Period[1]:

		1.	Consolidated Interest Expense for the Subject Period:	$

		2.	Scheduled payments made during the Subject Period by the Borrower and its consolidated Subsidiaries on account of principal of Indebtedness of the Borrower and its Subsidiaries	$

		3.	microData Subordinated Notes scheduled payments for the Subject Period	$

		4.	Consolidated Fixed Charges for the Subject Period (Lines I.D.1+I.D.2 -I.D.3) (without duplication):	$

	E.	Consolidated Fixed Charge Coverage Ratio for the Subject Period (ratio of Lines (I.A.11 minus I.B minus I.C) to I.D.4):			to 1

Fiscal Quarter Ending	Consolidated Fixed Charge Coverage Ratio

September 30, 2013, December 31,	1.15:1.00
2013, March 31, 2014, June 30, 2014 and September 30, 2014

December 31, 2014 and each fiscal	1.25:1.00
quarter ending thereafter

Covenant compliance:            Yes  ☐            No   ☐

1	To the extent a Subject Period of four fiscal quarters has not elapsed since the Closing Date, such amounts shall be annualized

Attachment 3 to Exhibit B

II.	Section 7.1(b) — Consolidated Senior Leverage Ratio

	A.	Consolidated Senior Indebtedness as of the Statement Date:

		1.	Term Loans (giving pro forma effect as if the Delayed Draw Term Loans had been fully drawn)	$

		2.	Less the amount of any principal amortization of the Delayed Draw Term Loans made after the funding thereof (expressed as a negative number)	$

3.

Less the amount of cash repayments, purchases or redemptions of the 2014 Convertible Unsecured Notes made by the Loan Parties after the Closing Date pursuant to Section 7.6(i) that were not contemporaneously (or within five (5) Business Days) refinanced with the proceeds of the 2014 Note Refinancing Delayed Draw Term Loans) (expressed as a negative number)

$

		4.	Capitalized Lease Obligations	$

		5.	Total Consolidated Senior Indebtedness as of the Statement Date (sum of Lines II.A.1+II.A.2+II.A.3+II.A.4):	$

	B.	Consolidated EBITDA for the Subject Period (Line I.A.11):		$

	C.	Consolidated Leverage Ratio (ratio of Line II.A.5 to Line II.B):			to 1

Four Fiscal Quarter Period Ending	Maximum Consolidated Senior Leverage Ratio
9/30/2013	3.50x
12/31/2013	3.50x
3/31/2014	3.50x
6/30/2014	3.50x
9/30/2014	3.50x
12/31/2014	3.25x
3/31/2015	3.25x
6/30/2015	3.00x
9/30/2015	2.75x
12/31/2015	2.50x
3/31/2016 and each fiscal quarter ending thereafter	2.00x

Covenant compliance:            Yes  ☐            No   ☐

III.	Section 7.1(c) — Liquidity

[To be completed only for the period specified in Section 7.1(c)]

	A.	Unrestricted Cash on deposit in accounts maintained with any Lender and its Affiliates as of the Statement Date:	$

	B.	Cash Equivalents on deposit in accounts maintained with any Lender and its Affiliates as of the Statement Date:	$

	C.	Sum of Line III.A and III.B:	$

	Minimum required:			The sum of (i) $35,000,000 plus (ii) the sum of the Revolving Extensions of Credit of all Lenders then outstanding.

Covenant compliance: Yes ☐ No ☐

Attachment 3 to Exhibit B

EXHIBIT D

Investment Policy

D-1

INVESTMENT POLICY

June 2010

OBJECTIVES

The company’s primary objectives when investing excess cash:

•	Preservation of principal.
•	Liquidity.
•	High level of current income.

The Company’s Controller will review the Company’s cash flow requirements and determine the amount of daily liquidity required for working capital. Funds not required for working capital will be invested in a managed portfolio of fixed income securities within the guidelines set forth below.

INVESTMENT GUIDELINES

1.	Approved Instruments

The funds will be invested only in fixed income instruments denominated and payable in U.S. dollars. The following investments are considered appropriate:

—	Obligations of the U.S. government and its agencies
—	Obligations of States and Municipalities
—	Money market instruments; repurchase agreements, commercial paper, certificates of deposit, bankers’ acceptances, Eurodollar certificates of deposit, and money market funds
—	Corporate bonds, including Eurodollar issues of U.S. corporations, and U.S. dollar denominated issues of foreign corporations
—	Floating rate securities without interest rate caps
—	Asset-Backed Securities (ABS)
—	Collateralized Mortgage Obligations (CMOs) issued and guaranteed by U.S government-guaranteed Agencies
2.	Credit Quality

Individual holdings of commercial paper must be rated A-2/P-2, or better by Standard and Poor’s Corporation and Moody’s Investor Services at the time of purchase.

Securities of Issuers with a long-term credit rating must be rated at least Baa by Moody’s or BBB by Standard & Poor’s. Asset-backed or municipal securities should be rated at least AA.

The following portfolio concentration limits will be observed:

50% - AAA Asset-Backed Securities and Collateralized Mortgage Obligations

25% - BBB Corporate Securities, A2 Commercial Paper, A2 Municipal Securities, Eurodollar time deposits and Yankee CDs, and AA Asset-Backed Securities.

Securities, which are downgraded by the above rating services, may be held with approval of the Chief Financial Officer. A notification of the downgrade and recommended action should be sent to the Chief Financial Officer within 2 days of the downgrade event.

Repurchase agreements will be 102% collateralized with securities issued by the U.S. government or its agencies.

3.	Diversification

Securities of a single issuer valued at cost at the time of purchase, should not exceed 10% of the market value of the portfolio or $1 million, whichever is greater.

For purposes of this diversification restriction, securities of a parent company and its subsidiaries will be combined except for captive finance companies. Such captives will be included with their parent company only if their primary purpose is to finance the parent’s business.

Securities issued by the U.S. Treasury and U.S. Government Agencies are specifically exempted from these restrictions.

4.	Marketability/Liquidity

Issue size should normally be greater than $50 million for corporate bonds, although exceptions are permissible with prior approval of the Chief Financial Officer. No single position in any issue will equal more than 10% of that issue.

5.	Maturity/Portfolio Duration

The final maturity of each security within the portfolio shall not exceed 36 months. In the case of securities with regularly scheduled principal repayments (i.e., asset-backed securities), the average life of the security shall be within 24 months. The weighted average maturity of the portfolio will not exceed 18 months.

For the purposes of this restriction, securities that have periodic interest rate reset features, such as floating rate notes, the final maturity will be deemed to be equal to the reset period.

6.	Performance Measurement

The investment manager will meet with the Chief Financial Officer or a designee no less than annually and will be available for regular telephone contact. Investment performance for the portfolio will be measured against the Merrill Lynch Government/Corporate Bond Index (1-3 years).

On a monthly basis, the investment manager will provide statements of transactions and market valuation of portfolio assets including, on a security by security basis:

—	Investment Policy Compliance Reporting
—	Interest accrual and amortization/accretion reporting
—	FAS115 and FAS95 compliant investment reporting
—	Unrealized gain/loss summaries
—	Yield to maturity on cost and market & weighted average maturity

The Investment Manager must be able to claim compliance with the CFA Institute’s Global Investment Performance Standards (GIPS®) and provide an independent verification of that compliance within one year of service.

Jon Pilon	1-24-2014
<Authorized Signature>	Date